UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|

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|_| Preliminary Proxy Statement      |_| Confidential, for Use of the Commission
                                         Only (as permitted by
                                         Rule 14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to ss.240.14a-12

                                 CIT GROUP INC.
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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      pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1) Amount previously paid:

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

                                      CIT

                                 CIT GROUP INC.
                                   1 CIT Drive
                          Livingston, New Jersey 07039

                                                                  April 23, 2003

Dear Stockholder:

      You are cordially invited to attend our Annual Meeting of Stockholders on Wednesday, May 28, 2003, at 11:00 a.m., Eastern time at our offices at 1 CIT Drive, Livingston, New Jersey 07039.

      The notice of meeting and proxy statement following this letter describe the business to be transacted. You are asked to elect your Board of Directors for the upcoming year, to ratify the appointment of PricewaterhouseCoopers LLP as our independent public accountants and to approve three of our employee benefit plans.

      Whether or not you are personally able to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed envelope as soon as possible, or follow the enclosed instructions to vote electronically. Your vote is very important. This will not limit your right to attend the meeting and vote in person.

                                                   Sincerely yours,

                                                   /s/ Albert R. Gamper, Jr.
                                                   -----------------------------
                                                   Albert R. Gamper, Jr.
                                                   Chairman, President and
                                                   Chief Executive Officer

                                      CIT

                                 CIT GROUP INC.
                                   1 CIT Drive
                          Livingston, New Jersey 07039

                    -----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 2003
                    -----------------------------------------

TO OUR STOCKHOLDERS:

      The annual meeting of stockholders of CIT Group Inc. will be held at the executive offices of CIT, 1 CIT Drive, Livingston, New Jersey 07039, on Wednesday, May 28, 2003 at 11:00 a.m. Eastern time, for the following purposes:

           1. To elect 8 directors to serve for one year or until the next annual meeting of stockholders;

           2. To ratify the appointment of PricewaterhouseCoopers LLP as CIT's independent accountants for 2003;

           3. To approve the Long-Term Equity Compensation Plan, as amended;

           4. To approve the Annual Bonus Plan;

           5. To approve the Employee Stock Purchase Plan; and

           6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The CIT Board of Directors has fixed the close of business on April 1, 2003 as the record date for determining holders of CIT Common Stock entitled to notice of and to vote at the meeting.

      You are cordially invited to attend the meeting. Whether or not you are personally able to attend the meeting, please complete, sign, date and return the accompanying proxy card, or cast your vote electronically, as soon as possible.

                                          By Order of the Board of Directors,

                                          /s/ Robert J. Ingato
                                          -----------------------------
                                          Robert J. Ingato
                                          Executive Vice President,
                                          General Counsel and Secretary

Livingston, New Jersey
April 23, 2003

                             YOUR VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD.

                                 CIT GROUP INC.
                                   ----------
                                 PROXY STATEMENT
                                   ----------

      We are mailing this proxy statement and the accompanying form of proxy beginning on or about April 23, 2003 to holders of record on April 1, 2003 of CIT Group Inc. Common Stock (the "Common Stock").

      We are furnishing this proxy statement and form of proxy in connection with the solicitation of proxies by our Board of Directors (the "Board") for use at the 2003 Annual Meeting of Stockholders. You may direct how your shares are to be voted by submitting the enclosed proxy card or by following the enclosed electronic voting instructions. We will bear the cost of soliciting proxies in the accompanying form. We have retained D. F. King, Inc. to assist us in this proxy solicitation, and we anticipate that their fees will be less than $10,000. We also may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, our directors, officers and other employees may solicit proxies in person, by telephone, facsimile transmission or other means of electronic communication.

      All duly executed proxies received or submitted electronically prior to the Annual Meeting will be voted in accordance with the choices specified. If you submit a written or electronic proxy, but you do not specify a choice as to any matter or any other business that may properly come before the meeting, the proxy will be voted in the discretion of the persons named in the proxy. If you grant a proxy, you may revoke it at any time before it is voted at the meeting by filing an instrument revoking the proxy with the Secretary of CIT, at our address shown, by delivering a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting in person. However, if you instructed a broker on how to vote your shares, you must follow directions received from your broker if you wish to change your vote.

      As of April 1, 2003, there were approximately 212,097,826 shares of Common Stock outstanding. Each holder of record of Common Stock is entitled to one vote per share on each matter presented for a vote of stockholders. A quorum for transaction of business at the Annual Meeting is a majority of the Common Stock entitled to vote at an Annual Meeting, which may be present either in person or by proxy.

      In determining whether a quorum exists, we will include shares represented by proxies that reflect abstentions and shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees for which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter). Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in nominee name unless they are permitted to do so under the rules of any national securities exchange to which they belong. Under New York Stock Exchange rules, a member broker that has transmitted proxy soliciting materials to a beneficial owner may not vote on matters that are not routine if the beneficial owner has not provided the broker with voting instructions. Broker non-votes and abstentions will have no effect on the outcome of the proposals scheduled to be presented at the Annual Meeting.

      The following table indicates the votes required to approve each of the proposals to be presented at the Annual Meeting:

          Proposal                               Approval Required
          --------                               -----------------
1.  Election of Directors ...........   a plurality of the votes cast at the
                                          Annual Meeting

2.  Ratification of Independent .....   a majority of the voting power
    Accountants                           represented and entitled to vote at
                                          the Annual Meeting

3.  Approval of Long-Term Equity ....   a majority of the voting power
                                          represented and entitled to
                                          Compensation Plan, as amended vote at
                                          the Annual Meeting

4.  Approval of Annual Bonus Plan ...   a majority of the voting power
                                          represented and entitled to vote at
                                          the Annual Meeting

5.  Approval of Employee Stock ......   a majority of the voting power
    Purchase Plan                         represented and entitled to vote at
                                          the Annual Meeting

      We know of no other matter to be presented at the Annual Meeting. Under our By-Laws, no business may be transacted at the Annual Meeting other than business that is (a) stated in the Notice of Annual Meeting, (b) proposed at the direction of our Board, or (c) proposed by any CIT stockholder who is entitled to vote at the meeting and who has complied with the notice procedures in our By-Laws. Unless you indicate contrary instructions to those set forth in the proxy for the Annual Meeting, the persons named in the proxy have indicated that they will cast the number of votes represented by the proxy for the election of each of the nominees listed below as directors, in favor of each of Proposals 2 through 5 and in their discretion upon such other business as may be properly brought before the Annual Meeting.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      Our initial public offering ("IPO") for our Common Stock was completed on July 8, 2002. After our IPO, our Board met 1 time during the fiscal year ended September 30, 2002 and 2 times during the transition period ended December 31, 2002. After our IPO, the Audit Committee and the Compensation and Governance Committee each met 1 time during the fiscal year ended September 30, 2002, while the Audit Committee met 3 times and the Compensation and Governance Committee met 2 times during the transition period ended December 31, 2002. All of the nominees listed below attended at least 75% of the meetings of the Board and any applicable committee meetings held during such periods, except for Ms. Parrs and Ms. Van Deusen, who were appointed by the Board on January 21, 2003.

      The directors elected at the Annual Meeting will each serve for a term of one year, or until the next annual meeting of stockholders. Should any nominee become unavailable for election, the Board may designate another nominee, in which case the persons acting under duly executed proxies will vote for the election of the replacement nominee. Management is not aware of any circumstances likely to render any nominee unavailable. Election of directors will be by a plurality of the votes cast.

Nominees

      The following sets forth information concerning the eight nominees for election as directors at the meeting, including information as to each nominee's age as of February 15, 2003 and business experience during the past five years. This information was provided to CIT by the nominees. CIT knows of no family relationship among the nominees. In addition to the information reported below, certain directors are also directors or trustees of privately held businesses or not-for-profit entities that are not referred to below.

Name                         Age  Position
----                         ---  --------
Albert R. Gamper, Jr. .....  60   Chairman, President and Chief Executive
                                  Officer of CIT

John S. Chen ..............  47   Chairman, President and Chief Executive
                                  Officer of Sybase, Inc.

William A. Farlinger ......  73   Chairman of Ontario Power Generation Inc.

Hon. Thomas H. Kean .......  67   President of Drew University and Former
                                  Governor of New Jersey

Edward J. Kelly, III ......  49   President and Chief Executive Officer of
                                  Mercantile Bankshares Corporation.

Marianne Miller Parrs .....  58   Executive Vice President of International
                                  Paper Company

Peter J. Tobin ............  58   Dean of Peter J. Tobin College of Business,
                                  St. John's University

Lois M. Van Deusen ........  63   Managing Partner of McCarter & English, LLP

      Albert R. Gamper, Jr has served as President and Chief Executive Officer since May 1987, and has also served as Chairman since July 1, 2002, from January 2000 to May 2001, and from May 1987 to December 1989. Mr. Gamper has been a director of CIT since May 1984. Prior to December 1989, Mr. Gamper also held a number of executive positions at Manufacturers Hanover Corporation, a prior owner of CIT, where he had been employed since 1962. Mr. Gamper is a director of Public Service Enterprise Group Incorporated, Chairman of the Board of Directors of St. Barnabas Corporation and a member of the Board of Trustees of Rutgers University.

      John S. Chen has served as a director of CIT since July 1, 2002, and previously from October 2000 to June 1, 2001. Mr. Chen has served as Chairman, President and Chief Executive Officer of Sybase, Inc., a software developer, since August 1997. From 1991 to 1997, Mr. Chen served in a variety of positions with Siemens Nixdorf and with Pyramid Technology Corporation, which was acquired by Siemens Nixdorf in 1995, including as Executive Vice President of Pyramid in 1991, as President and Chief Operating Officer and a director of Pyramid in 1993 and as President and Chief Executive Officer of Siemens Nixdorf's Open Enterprise Computing Division in 1996. Mr. Chen is also a director of Sybase, Inc.

      William A. Farlinger has served as a director of CIT since July 1, 2002, and previously from November 1999 to June 1, 2001. Mr. Farlinger has served as Chairman of Ontario Power Generation Inc. (formerly Ontario Hydro) since November 1995, and was also Chairman, President and Chief Executive Officer from August 1997 to March 1998. Prior to joining Ontario Hydro, Mr. Farlinger spent his entire business career with the accounting and management consulting firm of Ernst & Young, Canada, including serving as Chairman and Chief Executive Officer from 1987 to 1994. Mr. Farlinger is also a member of the Order of Canada.

      Hon. Thomas H. Kean has served as a director of CIT since July 1, 2002, and previously from November 1999 to June 1, 2001. Mr. Kean has served as President of Drew University since February 1990, and is a former Governor of the State of New Jersey. He is also a director of Amerada Hess Corporation, ARAMARK Corporation, Franklin Resources, Inc., The Pepsi Bottling Group and UnitedHealth Group Inc. Mr. Kean is also a trustee of The Robert Wood Johnson Foundation, a non-profit foundation.

      Edward J. Kelly, III has served as a director of CIT since July 1, 2002. Mr. Kelly has served as President and Chief Executive Officer and a director of Mercantile Bankshares Corporation since March 2001. Mr. Kelly served as Managing Director of J.P. Morgan Chase, and one of its predecessors, J.P. Morgan, from February 1996 to February 2001, as General Counsel and Secretary of J.P. Morgan from November 1994 to January 1996, and is a former partner in the New York law firm of Davis Polk & Wardwell. Mr. Kelly is also a director of Adams Express Company and Petroleum & Resources Corporation, both of which are closed-end mutual funds, and of Constellation Energy Group, CSX Corporation, and Hartford Financial Services Group.

      Marianne Miller Parrs has served as a director of CIT since January 21, 2003. Ms. Parrs has served as Executive Vice President of International Paper Company since 1999, with responsibility for Information Technology, Human Resources and the global supply chain. From 1995 to 1999, Ms. Parrs served as Senior Vice President and Chief Financial Officer of International Paper. Previously, she served in a number of other executive and management positions at International Paper since 1974, and was a security analyst at a number of firms prior to joining International Paper.

      Peter J. Tobin has served as a director of CIT since July 1, 2002, and previously from May 1984 to June 1, 2001. Additionally, the Board named Mr. Tobin as lead director, and in such capacity, he will preside at executive sessions of the independent directors. Mr. Tobin has been Dean of the Peter J. Tobin College of Business at St. John's University since August 1998. From March 1996 to December 1997, Mr. Tobin was Chief Financial Officer of The Chase Manhattan Corporation. From January 1992 to March 1996, Mr. Tobin served as Chief Financial Officer of Chemical Banking Corporation, a predecessor of The Chase Manhattan Corporation, and prior to that he served in a number of executive positions at Manufacturers Hanover Corporation, a predecessor of Chemical Banking Corporation. He is a director of AXA Financial (formerly The Equitable Companies Incorporated), Alliance Capital Management, L.P., a subsidiary of AXA Financial that manages mutual funds, and H.W. Wilson, a publishing company.

      Lois M. Van Deusen has served as a director of CIT since January 21, 2003. Ms. Van Deusen has served as the Managing Partner of McCarter & English, a major law firm located in Newark, New Jersey, since October 1, 2002 and is a partner in the Real Estate Department. Ms. Van Deusen joined McCarter & English in 1977 and was named a partner in 1986.

Board Committees

      Our Board has established an Audit Committee and a Compensation and Governance Committee. The Audit Committee is comprised of four directors and the Compensation and Governance Committee is comprised of three directors. Each director serving on either the Audit Committee or the Compensation and Governance Committee is independent as defined by the New York Stock Exchange and applicable law.

Audit Committee

      The Audit Committee conducts its duties consistent with a written charter, which includes:

      o retaining and determining the compensation of the independent public accountants;

      o monitoring the integrity of our financial accounting and reporting process and systems of internal controls;

      o reviewing our corporate compliance policies and monitoring compliance with our Code of Business Conduct and other compliance policies, including reviewing any significant case of employee conflict of interest or misconduct; and

      o  reporting to our Board as appropriate.

      Peter J. Tobin (Chairman), William A. Farlinger, Edward J. Kelly, III and Marianne Miller Parrs serve as members of the Audit Committee. The charter for our Audit Committee complies with New York Stock Exchange requirements and applicable law. The Board of Directors has determined that Mr. Tobin, Mr. Farlinger and Ms. Parrs each meets the standard of "Audit Committee Financial Expert" as defined by the SEC, and that each is independent from management. A copy of the charter of the Audit Committee is attached as Annex A.

Compensation and Governance Committee

      The Compensation and Governance Committee conducts its duties consistent with a written charter, which includes:

      o considering and approving salaries, bonuses and stock-based compensation for certain executive officers;

      o facilitating the performance evaluation of the Chief Executive Officer by the Board;

      o administering and making awards under the Long-Term Equity Compensation Plan;

      o identifying and recommending qualified candidates to fill Board and committee positions; and

      o overseeing corporate governance, including reviewing the structure, duties, membership and functions of the Board as appropriate.

      Hon. Thomas H. Kean (Chairman), John S. Chen and Lois M. Van Deusen serve as members of the Compensation and Governance Committee. A copy of the charter of the Compensation and Governance Committee is attached as Annex B.

Compensation and Governance Committee Interlocks and Insider Participation

      There are no interlocking relationships between any member of our Compensation and Governance Committee and any of our executive officers that would require disclosure under the rules of the SEC.

Executive Officers

      The following table sets forth information as of February 15, 2003 regarding our executive officers, other than Mr. Gamper, whose information is provided above under "Nominees". The executive officers were appointed by and hold office at the discretion of the Board. No family relationship exists among CIT's executive officers or with any director. In addition to the information reported below, certain executive officers are also directors or trustees of privately held or not-for-profit organizations that are not referred to below.

Name                       Age   Position
----                       ---   --------
Thomas L. Abbate .........  57   Executive Vice President and Chief Risk Officer

John D. Burr .............  59   Group Chief Executive Officer, Equipment
                                   Financing

Thomas B. Hallman ........  50   Group Chief Executive Officer, Specialty
                                   Finance

Robert J. Ingato .........  42   Executive Vice President, General Counsel
                                   & Secretary

Joseph M. Leone ..........  49   Executive Vice President and Chief Financial
                                   Officer

Lawrence A. Marsiello ....  52   Group Chief Executive Officer, Commercial
                                   Finance

David D. McKerroll .......  43   Group Chief Executive Officer, Structured
                                   Finance

Nikita Zdanow ............  65   Group Chief Executive Officer, Capital Finance

      Thomas L. Abbate has served as CIT's Executive Vice President and Chief Risk Officer since July 2000. Previously, Mr. Abbate served as Executive Vice President of Credit Risk Management of CIT since October 1999 and as Executive Vice President and Chief Credit Officer of Equipment Financing, a business unit of CIT, since August 1991. Prior to August 1991, Mr. Abbate held a number of executive positions with CIT and with Manufacturers Hanover Corporation, where he had been employed since 1973.

      John D. Burr has served as Group Chief Executive Officer of CIT's Equipment Financing Group since June 2001. Previously, Mr. Burr served as President of Equipment Financing/North American Construction and Transportation division since 1999 and Executive Vice President of Equipment Financing since 1983, and held a number of other management and executive positions at CIT since 1967. Mr. Burr has advised CIT that he intends to retire effective July 31, 2003.

      Thomas B. Hallman has served as Group Chief Executive Officer of CIT's Specialty Finance Group since July 2001. Previously, Mr. Hallman served as Chief Executive Officer of the Consumer Finance business unit, the home equity unit of Specialty Finance, since joining CIT in 1995, and held a number of senior management positions with other financial services firms prior to 1995.

      Robert J. Ingato has served as CIT's Executive Vice President and General Counsel since June 2001, and additionally as Secretary since August 14, 2002. Previously, Mr. Ingato served as Executive Vice President and Deputy General Counsel since November 1999. Mr. Ingato served as Executive Vice President of Newcourt Credit Group, Inc., which was acquired by CIT, since January 1998, as Executive Vice President and General Counsel of AT&T Capital Corporation, a predecessor of Newcourt, since 1996, and in a number of other legal positions with AT&T Capital since 1988.

      Joseph M. Leone has served as CIT's Executive Vice President and Chief Financial Officer since July 1995. Previously, Mr. Leone served as Executive Vice President of Sales Financing, a business unit of CIT, from June 1991, Senior Vice President and Controller since March 1986, and in a number of other executive positions with Manufacturers Hanover Corporation since May 1983.

      Lawrence A. Marsiello has served as Group Chief Executive Officer of CIT's Commercial Finance Group since August 1999. Previously, Mr. Marsiello served as Chief Executive Officer of the Commercial Services business unit, the factoring unit of Commercial Finance, since August 1990, and in a number of other executive positions with CIT and Manufacturers Hanover Corporation, where he had been employed since 1974.

      David D. McKerroll has served as Group Chief Executive Officer of CIT's Structured Finance Group since November 1999. Previously, Mr. McKerroll served as President of Newcourt Capital, a division of Newcourt Credit Group Inc., and was one of the founders of Newcourt Credit Group Inc., which he joined in 1987. Mr. McKerroll is also a director of Cossette Communication Group Inc.

      Nikita Zdanow has served as Group Chief Executive Officer of CIT's Capital Finance Group since 1985, and has served in a number of other executive positions since joining CIT in 1960.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based on CIT's records and other information, CIT believes that its directors and executive officers complied with the applicable SEC filing requirements for reporting beneficial ownership of CIT's equity securities for the fiscal year ended September 30, 2002 and the transition period ended December 31, 2002, except that Mr. Kean inadvertently failed to report in his Form 4 filed for July 2002 that he purchased 10,000 shares of Common Stock in our IPO and Mr. Zdanow inadvertently reported in his Form 4 filed for July 2002 that he purchased 1,200 shares of Common Stock, rather than the 1,500 shares actually purchased. Mr. Kean and Mr. Zdanow each filed amended Form 4s in August 2002.

Audit Committee Report

      The Board appointed the members of the Audit Committee. The Audit Committee is governed by a written charter that was approved and adopted by the Board and is periodically reviewed and reassessed by the Audit Committee. The Audit Committee is comprised of four members, each of whom meets the independence and experience requirements of the New York Stock Exchange and applicable law.

      The Audit Committee (i) retains and determines the compensation of the independent public accountants, (ii) monitors the integrity of CIT's financial accounting and reporting process and systems of internal controls, (iii) reviews CIT's corporate compliance policies and monitors the compliance by CIT with its Code of Business Conduct and other compliance policies and with legal and regulatory requirements, and (iv) monitors the independence and performance of CIT's internal and independent auditors. Management has primary responsibility for the preparation and integrity of the financial statements and the reporting process. CIT's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

      The Audit Committee reviewed CIT's audited financial statements for the transition period ended December 31, 2002 and the fiscal year ended September 30, 2002 and met with management and CIT's independent auditors to discuss those financial statements. Management and the independent auditors have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

      The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors their written disclosures and letter regarding their independence from CIT as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence from CIT and management. The Audit Committee has also considered whether the independent auditor's provision of other non-audit services to CIT is compatible with the auditor's independence.

      Based upon these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in CIT's Transition Report on Form 10-K for the transition period ended December 31, 2002 and Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

February 25, 2003                      Audit Committee

                                       Peter J. Tobin, Chairman
                                       William A. Farlinger
                                       Edward J. Kelly, III
                                       Marianne Miller Parrs

Compensation and Governance Committee Report on Executive Compensation

      The Compensation and Governance Committee is responsible for setting and administering the policies that govern executive compensation and benefits, and for ensuring that the Chief Executive Officer and other executive officers are compensated in a manner consistent with:

      o  stockholder interests and the stated compensation strategy of CIT;

      o  attracting and retaining executive talent; and

      o  competitive practices and internal pay equity considerations.

      The Compensation and Governance Committee is composed entirely of directors who have been determined by the Board to meet the definition of "independent director" under recently proposed New York Stock Exchange rules. The Compensation and Governance Committee intends to regularly review its governance practices in response to new rules and evolving "best practices".

      Following CIT's IPO in July 2002, the Compensation and Governance Committee met three times. The Compensation and Governance Committee reports regularly to the Board on its activities and seeks advice as necessary from its independent compensation consultants, Mercer Human Resource Consulting.

Compensation Philosophy and Strategy

      One of the first tasks undertaken by the Compensation and Governance Committee following our IPO was to review and refine CIT's compensation strategy in light of CIT's newly public status. The Compensation and Governance Committee endorsed a compensation strategy emphasizing competitive base salaries and performance leveraged annual incentive awards. Stock options and restricted stock are used to provide management with long-term incentives contingent on CIT's financial success.

      In making its compensation decisions, the Compensation and Governance Committee has defined the competitive employment market for senior level positions as companies in related businesses, such as diversified financial services companies and banks, with assets approximating or greater than those of CIT. To benchmark senior executive officer pay levels, data from a peer group of 12 diversified financial services companies and banks, as well as data for comparable positions from surveys, was reviewed. In addition, the equity granting practices of a broader group of 25 financial services companies and 25 companies that had recently completed a spin-off or an initial public offering were considered. The companies considered are not necessarily those represented in the stock performance graph that follows this Report because the Compensation and Governance Committee believes that CIT's competitors for executive talent are a broader group of companies. CIT will periodically benchmark its compensation practices and its financial results against peer group norms to validate pay for performance relationships.

Policy on Deductibility

      The Compensation and Governance Committee's policy is to provide performance-based compensation to its executive officers that is tax deductible by CIT under current tax law. To this end, CIT's incentive and equity plans are approved by stockholders and administered in accordance with applicable regulations. The Compensation and Governance Committee will deviate from this policy only when it believes that there are overriding objectives to be achieved in stockholders' interests. CIT believes that all compensation paid in 2002 is deductible.

Compensation Program Elements

      Compensation paid to CIT's executive officers for 2002 consisted primarily of base salary, annual bonuses and awards of stock options. The payment of annual bonuses and the granting of stock options are directly related to corporate, business unit where applicable, and individual performance.

      Base Salary. CIT's philosophy is to provide base salaries to its executive team members within ranges where the midpoint approximates the median of appropriate peer groups of financial services organizations in each of the markets and businesses in which CIT competes. Different peer groups may apply to different executives to best reflect the unique skills required and competitive market for talent applicable to the various businesses in which CIT operates. Relative position within the salary ranges will vary by individual.

      Annual Bonus Plan. Bonuses to reflect performance during the nine-month period beginning in October 2001 and ending on June 30, 2002 were paid in August 2002 at below target levels to reflect that CIT fell short of its financial targets during this period. Under a program designed to encourage stock ownership, between 50% and 100% of the bonus awards earned by senior management were paid in CIT restricted stock. The restricted stock awards will vest one year after the grant date.

      Shortly after CIT's IPO, the Compensation and Governance Committee reviewed CIT's annual incentive program to determine its overall effectiveness and revised the target awards for each executive to bring them in line with median peer group practices. Under the program, annual incentive pools are funded based on the achievement of quantitative and qualitative corporate and business unit financial performance goals. The pool generated may be adjusted for qualitative goals such as (1) credit quality, (2) audit/control items, and
(3) implementing CIT's diversity efforts within the organization. Individual bonuses are then awarded based on the attainment of these goals, the individual contributions of the executives toward these goals, as well as additional individual performance. For the six-month period ending on December 31, 2002, the size of the pool was determined based on the achievement of corporate and business unit pre-tax income goals. For participants with corporate responsibilities, individual bonuses were paid below target because CIT's consolidated results fell below the pre-tax income goals. For participants with business unit responsibilities, individual bonuses varied relative to their individual targets, with some business units exceeding goal and others meeting or falling short of goal.

      Long-Term Incentives. CIT maintains a stock-based incentive plan, the CIT Group Inc. Long-Term Equity Compensation Plan (the "ECP") for directors and employees of CIT and its subsidiaries. The plan provides for the grant of various forms of long-term incentives such as stock options, restricted stock and performance shares or units. The Compensation and Governance Committee reviewed CIT's long-term equity compensation strategy to determine its overall effectiveness and revised the target awards for each executive to bring them in line with peer group practices.

      CIT executives received two option grants in 2002. The first, which vests over three years, was made by the Tyco board of directors under the Tyco plan in February 2002. These options were converted upon our IPO into CIT options of equivalent value. The second grant, made upon our IPO, was for options that vest over four years. In addition, stock options granted by CIT prior to its acquisition by Tyco were converted back into CIT stock options, and restricted stock awards granted in June 2001 (the time of the acquisition of CIT by Tyco) were converted into CIT restricted stock. All other Tyco unvested stock options were forfeited. Option grants made upon our IPO were larger than CIT's standard annual target awards to recognize CIT's renewed status as a public company by offering a significant equity opportunity to executive officers, key management and other employees and to offset the significant forfeitures of unvested Tyco options.

      Share Ownership. CIT's stock ownership policy sets stock ownership targets for approximately 40 senior executives and each executive is expected to meet such target within a specified time frame. Stock ownership targets are based on a multiple of each executive's base salary ranging from one times base salary to five times base salary for the Chief Executive Officer.

CEO Compensation

      The Compensation and Governance Committee's recommendations regarding the Chief Executive Officer are subject to ratification by the Board. During 2002, the Compensation and Governance Committee reviewed the compensation of Mr. Gamper based upon:

      o comparative compensation data provided by the independent consultant as to the compensation of the chief executive officers of other financial services companies;

      o its assessment of the performance contribution of the Chief Executive Officer in terms of CIT's strategic business plans, operating performance results and the successful completion of the IPO from Tyco; and

      o  CIT's previously described compensation strategy.

The base salary of Mr. Gamper was reviewed by the Compensation and Governance Committee following the IPO and determined to be appropriate at its current annual rate of $900,000.

      The Compensation and Governance Committee awarded Mr. Gamper a bonus of $1,250,000 for his performance for 2002. This bonus was awarded in two pieces. For the period from January 1, 2002 to June 30, 2002, he received $750,000, which was converted into restricted stock that vests one year from the date of grant in August 2003, based on CIT's financial results and his efforts toward the successful completion of CIT's IPO during a turbulent period in the financial marketplace. For the period from July 1, 2002 to December 31, 2002, he received $500,000 based upon post-IPO financial results. This amount reflects the shortfall of CIT's actual financial results versus CIT's pre-tax income financial goal for this period, while recognizing that CIT strengthened its balance sheet by raising over $250 million in new capital. Compared to total cash compensation levels of chief executive officers of the financial services competitor companies, Mr. Gamper's total cash compensation for calendar year 2002 fell slightly below the market median. In addition to the foregoing compensation, during the fiscal year ended September 30, 2002, Mr. Gamper also received a bonus for the period from October 1, 2001 to December 31, 2001 under the Tyco incentive programs that was comprised of a grant of unrestricted Tyco stock in the amount of $168,832 and a bonus of $750,000, of which $375,000 was paid in cash in January 2002 and $375,000 was deferred and subsequently paid by CIT in August 2002 in CIT restricted stock.

      Mr. Gamper received two option grants in 2002. The first was made by the Tyco board of directors in February 2002 and was converted into a CIT option as described above under "Long-Term Incentives". Thus, Mr. Gamper was awarded a stock option grant of 119,560 stock options with an exercise price of $39.87. The second grant was made by CIT at the time of our IPO and consisted of 1,400,000 stock options at an exercise price of $23.00. As a result of CIT's separation from Tyco, Mr. Gamper forfeited 800,000 unvested Tyco stock options.

      This Report has been furnished on behalf of the Board by the members of its Compensation and Governance Committee.

                           Members of the Compensation and Governance Committee

                           Honorable Thomas Kean, Chair

                           John Chen

                           Lois Van Deusen

Stock Performance Graph

      The following line graph compares the yearly percentage change in the cumulative total stockholder return of our Common Stock to the cumulative total return of the S&P Financial Index and the S&P 500 Index for the six month period commencing with our IPO on July 2, 2002 and ending December 31, 2002. The results are based on an assumed $100 invested on July 2, 2002, and reinvestment of dividends.

       [The following table represents the graph which appears on page 10]


                  07/02/02     07/31/02     08/30/02     09/30/02      10/31/02     11/29/02     12/31/02
                  --------     --------     --------     --------      --------     --------     --------
CIT                100.00        97.65        94.57        78.17         77.43        95.63        85.78
S&P Financial      100.00        93.56        95.47        84.31         91.94        95.71        90.58
S&P 500            100.00        94.22        94.84        84.53         91.97        97.38        91.66


Director Compensation

      Directors who are also CIT employees do not receive any fees or other compensation for service on the Board or its committees. Non-employee directors of CIT are paid an annual retainer of $50,000, which they may elect to receive in one or more of the following forms:

      o Cash

      o Stock Options

      o Restricted Stock

      The number of shares of Common Stock underlying options that a director may elect to receive instead of cash remuneration is calculated using the Black-Scholes option pricing model. Any options that directors elect to receive are immediately vested, but are not exercisable until the one year anniversary of the date of grant. These options have a term of ten years and an exercise price equal to the closing price of CIT Common Stock on the date of grant. Any amount that a director elects to receive in restricted stock is converted into shares of Common Stock based upon a market value equal to the closing price of Common Stock on the date awarded. The restrictions on the restricted stock lapse on the first anniversary of the grant date.

      In addition, each non-employee director is entitled to an annual grant of stock options having a Black-Scholes value of $35,000, except that the committee chairmen are entitled to grants with a $45,000 valuation. At the time of appointment to the Board, non-employee directors are each awarded a grant of stock options to acquire 10,000 shares of Common Stock. The option component of director remuneration and the options granted at the time of appointment become vested and exercisable in three equal, annual installments. These options have a term of ten years and an exercise price equal to the closing price of our Common Stock on the date of the grant.

      We reimburse all directors for reasonable out-of-pocket expenses incurred in attending Board or committee meetings.

Executive Compensation

      The table below sets forth the annual compensation, including bonuses and deferred compensation, of Messrs. Gamper, Hallman, Leone, Marsiello and Zdanow (the "Named Executive Officers") for services rendered in all capacities to CIT during the transition period ended December 31, 2002, the fiscal year ended September 30, 2002, the nine months ended September 30, 2001, and the years ended December 31, 2000 and December 31, 1999.

                           SUMMARY COMPENSATION TABLE
                                 (U.S. DOLLARS)

                                                     Annual Compensation         Long-Term Compensation Awards
                                              -------------------------------- ---------------------------------
                                                                     Other
                                                                     Annual   Restricted  Securities  All Other
      Name and                                                      Compensa-    Stock    Underlying  Compensa-
 Principal Positions           Period          Salary    Bonus(1)    tion(2)   Awards(3)   Options(4)  tion(5)
 -------------------           ------         ---------  --------  ----------- ---------  ---------- ----------

Albert R. Gamper, Jr. ..  Oct 2002-Dec 2002   $242,308  $  500,000  $27,603  $         0           0    $     0
Chairman, President      Oct 2001-Sept 2002   $900,000  $1,668,832  $15,000  $         0   1,519,560    $10,000
and Chief Executive         Jan-Sept 2001     $680,769  $3,120,434  $40,958  $16,949,070     717,360    $ 8,250
Officer                     Jan-Dec 2000      $878,847  $  800,000  $98,188  $ 2,946,500     185,805    $41,954
                            Jan-Dec 1999      $761,534  $1,237,503  $57,577  $         0     206,450    $36,861

Thomas B. Hallman ......  Oct 2002-Dec 2002   $115,769  $  275,000  $ 2,721  $         0           0    $     0
Group CEO                Oct 2001-Sept 2002   $430,000  $  356,000  $ 1,209  $         0     379,890    $ 9,197
Specialty Finance           Jan-Sept 2001     $288,846  $  605,000  $ 8,475  $ 1,490,275     119,560    $ 8,500
                            Jan-Dec 2000      $333,076  $  325,000  $16,692  $ 1,057,500      45,419    $20,123
                            Jan-Dec 1999      $277,115  $  292,188  $ 9,210  $         0      61,935    $17,485

Joseph M. Leone ........  Oct 2002-Dec 2002   $109,038  $  155,000  $ 3,297  $         0           0    $     0
Executive Vice           Oct 2001-Sept 2002   $405,000  $  390,500  $ 1,346  $         0     454,890    $ 9,237
President and Chief         Jan-Sept 2001     $302,308  $  580,000  $ 8,886  $ 1,659,596     119,560    $ 8,500
Financial Officer           Jan-Dec 2000      $358,088  $  300,000  $21,168  $   785,625      37,161    $21,124
                            Jan-Dec 1999      $299,695  $  433,007  $12,267  $         0      74,322    $18,388

Lawrence A. Marsiello ..  Oct 2002-Dec 2002   $113,077  $  275,000  $ 2,934  $         0           0    $     0
Group CEO                Oct 2001-Sept 2002   $420,000  $  260,000  $ 1,465  $         0     379,890    $ 9,246
Commercial Finance          Jan-Sept 2001     $313,846  $  480,000  $ 8,857  $ 1,806,375     119,560    $ 8,500
                            Jan-Dec 2000      $369,230  $  400,000  $24,108  $ 1,057,500      41,290    $21,569
                            Jan-Dec 1999      $319,610  $  425,011  $15,834  $         0      74,322    $19,184

Nikita Zdanow ..........  Oct 2002-Dec 2002   $123,846  $  240,000  $ 2,957  $         0           0    $     0
Group CEO                Oct 2001-Sept 2002   $460,204  $  296,000  $ 1,539  $         0     379,890    $ 5,799
Capital Finance             Jan-Sept 2001     $344,615  $  525,000  $ 8,968  $ 1,896,657      74,725    $ 5,100
                            Jan-Dec 2000      $409,238  $  400,000  $22,711  $ 1,057,500      47,484    $23,170
                            Jan-Dec 1999      $356,741  $  425,011  $14,437  $         0      64,000    $20,670

----------
(1) Bonus payments made under CIT's Annual Bonus Plan for the three months ended December 31, 2002 related to performance during the six-month period from July 1, 2002 through December 31, 2002.

      Bonus payments made under CIT's Annual Bonus Plan for the twelve months ended September 30, 2002 related to performance during the nine-month period from October 1, 2001 through June 30, 2002.

      For the period from October 2001 through June 2002, the Named Executive Officers received a portion of their annual bonus as CIT restricted stock. The amounts shown include the value of the restricted stock. The number of shares was based on a price of $22.20, the closing price of CIT Common Stock on August 13, 2002, the date of the grant. All shares were issued with a one-year restriction. The number and value of shares awarded are as follows: Mr. Gamper - 50,675 shares ($1,124,985), Mr. Hallman - 12,162 shares ($269,996), Mr. Leone - 15,765 shares ($349,983), Mr. Marsiello -
      11,711 shares ($259,984), and Mr. Zdanow - 11,261 shares ($249,994). The balance of the listed bonus amounts relate to cash bonuses paid under a Tyco quarterly corporate bonus plan, which was discontinued after our IPO.

      Of the $1,668,832 in annual bonus that Mr. Gamper received for the period from October 2001 through September 2002, $918,832 was awarded for his performance under the Tyco corporate bonus plan, of which $750,000 was paid out in two quarterly payments, $375,000 in cash and $375,000 in CIT restricted stock as discussed above, and $168,832 was awarded in unrestricted shares of Tyco common stock (3,521 shares at a Tyco share price of $47.95). The additional $750,000 was awarded by CIT for his performance from January 1 through June 30, 2002, of which $749,985 was paid in CIT restricted stock as discussed above and $15 was paid in cash to reflect a fractional share.

      For the nine months ended September 2001, Mr. Gamper received a bonus of $3,120,434, of which $2,002,040 was paid in cash and $1,118,394 was paid as a grant of 25,020 shares of Tyco common stock, based on the closing price of Tyco common stock of $44.70 per share on October 1, 2001, the date of the grant.

      The amounts shown in the Bonus column for 2001 and 2000 (other than for Mr. Gamper as described above), represent the cash amounts paid under CIT's Annual Bonus Plan.

      The amounts shown in the Bonus column for 1999 represent the cash amounts paid under CIT's Annual Bonus Plan and the value of CIT Common Stock or Common Stock units received in lieu of cash. Pursuant to the former CIT Long-Term Equity Compensation Plan ("Former ECP"), executive officers could elect to receive between 10% and 50% of their 1999 annual bonus awards in Common Stock or Common Stock units, respectively, rather than cash. The cash portion deferred was converted to shares of Common Stock or Common Stock units with a market value equal to 125% of the deferred amount. The amounts included in the Bonus column for shares issued in 1999 represent the fair market value on January 26, 2000 (the date of grant) of the shares of CIT Common Stock awarded, based on the closing price of $19.625 per share of CIT Common Stock. The value of restricted stock taken in lieu of cash is as follows: Mr. Gamper - $687,503, Mr. Hallman - $85,938, Mr. Leone - $165,007, Mr. Marsiello - $125,011, and Mr. Zdanow -
      $125,011.

(2) The payments set forth in each period under Other Annual Compensation represent the dividends paid on restricted stock held in each of those years. Such dividends were payable at the same rate applicable to all other issued and outstanding shares.

(3) Restricted Stock Awards include grants of Performance Accelerated Restricted Shares ("PARS") made in January 2000 under the Former ECP and grants of restricted stock made in June 2001 under the Tyco International Ltd. 1994 Restricted Stock Ownership Plan for Key Employees in conjunction with the acquisition of CIT by Tyco.

      The 2001 grants vest 100% on the third anniversary date of the grant for Mr. Gamper and one-third on each anniversary for the others, subject to earlier vesting under other conditions as described in the individual Award Agreements. The shares of Tyco restricted stock were converted into CIT restricted stock based on our IPO offering price. Recipients of restricted stock have the right to vote such shares and receive dividends. The PARS awarded under the Former ECP vested on June 1, 2001 due to the change of control associated with the acquisition of CIT by Tyco. The PARS were issued at a fair market value of $20.75. Awards were as follows: Mr. Gamper - 142,000 shares; Mr. Hallman - 30,000 shares; Mr. Leone - 30,000 shares; Mr. Marsiello - 30,000 shares; and Mr. Zdanow - 30,000 shares.

      For the year 2000, Restricted Stock Awards also included grants made under a Special Stock Award Program to Mr. Hallman, Mr. Leone, Mr. Marsiello and Mr. Zdanow. Payments under this plan were based on the achievement of performance measures for the year 2000. Awards were in the form of restricted stock grants recommended and approved on January 24, 2001. The Awards vested 50% on the date of grant, and the remaining 50% was subject to restriction until January 24, 2002, except that these shares vested on June 1, 2001 in conjunction with the acquisition of CIT by Tyco. The values of these grants are included in the Restricted Stock Awards column based on the share price on the grant date of January 24, 2001 of $21.75 per share of CIT Common Stock. Awards were as follows: Mr. Hallman - 20,000 shares; Mr. Leone - 7,500 shares; Mr. Marsiello - 20,000 shares; and Mr. Zdanow - 20,000 shares.

      The number and value at December 31, 2002 of restricted stock holdings based upon the closing market price of $19.60 per share of CIT Common Stock was as follows: Mr. Gamper - 230,023 shares ($4,508,451), Mr. Hallman - 22,675 shares ($444,430), Mr. Leone - 27,473 shares ($538,471),
      Mr. Marsiello 24,454 shares ($479,298), and Mr. Zdanow - 24,641 shares ($482,964). A portion of this stock was granted as part of their annual bonus for the period from October 2001 through June 2002. For more details see footnote (1).

(4) During the three months ended December 31, 2002, no new option awards were issued to the Named Executive Officers.

      Options that were originally granted to purchase Tyco common stock or to purchase CIT Common Stock prior to the acquisition of CIT by Tyco are reported in the table as current options to purchase CIT Common Stock. Options to purchase CIT Common Stock prior to the acquisition of CIT by Tyco were converted in June 2001, in connection with such acquisition, into options to purchase shares of Tyco common stock based on a conversion rate of .6907 of a share of Tyco common stock for each share of CIT Common Stock. Options to purchase Tyco common stock were converted in July 2002, in connection with our IPO, into options to purchase CIT Common Stock based on a conversion rate of .5978 of a share of CIT Common Stock for each share of Tyco common stock.

      Two new option awards were granted during the twelve months ended September 30, 2002. The first grant was awarded on February 5, 2002 under the Tyco International Ltd. Long Term Incentive Plan and the Tyco International Ltd. Long Term Incentive Plan II. These options were converted into options to purchase shares of CIT Common Stock at the time of our IPO. The second grant was awarded under the ECP on July 2, 2002 to coincide with our IPO. For more details see the table below "Option Grants In Last Fiscal Year".

      Options granted between January and September 2001 were awarded under the Tyco International Ltd. Long Term Incentive Plan and the Tyco International Ltd. Long Term Incentive Plan II. The 2001 grants vested one-third on each anniversary date for Mr. Gamper and 100% at the end of three years for the others. At the time of our IPO, all unvested options granted between January and September 2001 were cancelled.

      For Mr. Gamper, 800,000 unvested Tyco options were cancelled and 8,994 vested options were forfeited. Additionally, Mr. Gamper, retained 400,000 vested Tyco options that were awarded on June 1, 2001 and vested on June 1, 2002. These options did not convert to options to purchase shares of CIT Common Stock and remained as options to purchase shares of Tyco common stock. For Mr. Hallman, 200,000 unvested Tyco options were cancelled. For Mr. Leone, 200,000 unvested Tyco options were cancelled. For Mr. Marsiello, 200,000 unvested Tyco options were cancelled. For Mr. Zdanow, 125,000 unvested Tyco options were cancelled.

      Options for 2000 and 1999 were originally awarded under the Former ECP and represent CIT options that were converted in connection with the acquisition of CIT by Tyco into options to purchase shares of Tyco common stock, and then converted into options to purchase new shares of CIT Common Stock in connection with our IPO.

(5) For the three months ended December 31, 2002, no amounts required to be disclosed under "All Other Compensation" were paid to any Named Executive Officer.

      For the twelve months ended September 30, 2002, nine months ended September 30, 2001, and the years ended December 31, 2000 and 1999, the payments set forth under "All Other Compensation" for Messrs. Gamper, Hallman, Leone, Marsiello, and Zdanow include the matching employer contribution to each participant's account and the employer flexible retirement account contribution to each participant's flexible retirement account under the CIT Group Inc. Savings Incentive Plan (the "CIT Savings Plan"). The matching employer contribution was made pursuant to a compensation deferral feature of the CIT Savings Plan under Section 401(k) of the Internal Revenue Code of 1986. For the period ending September 2002, the matching contributions were: Mr. Gamper - $10,000, Mr. Hallman - $9,197, Mr. Leone - $9,237, Mr. Marsiello - $9,246 and Mr. Zdanow - $5,799. For January through September 2001, the matching contributions were: Mr. Gamper - $8,250, Mr. Hallman - $8,500, Mr. Leone - $8,500, Mr. Marsiello - $8,500, and Mr. Zdanow - $5,100. In 2000, Messrs. Gamper, Hallman, Leone, Marsiello, and Zdanow received a contribution of $6,800 under the employer match and a contribution of $6,800 under the employer flexible retirement account. In 1999, Messrs. Gamper, Hallman, Leone, Marsiello, and Zdanow received a contribution of $6,400 under the employer match and a contribution of $6,400 under the employer flexible retirement account. The payments set forth under "All Other Compensation" also include contributions to the accounts of Messrs. Gamper, Hallman, Leone, Marsiello, and Zdanow under The CIT Group Inc. Supplemental Savings Plan (the "CIT Supplemental Savings Plan"), which is an unfunded non-qualified plan. For 2000, they were as follows: Mr. Gamper - $28,354, Mr. Hallman - $6,523, Mr. Leone - $7,524, Mr. Marsiello - $7,969, and Mr. Zdanow - $9,570. For 1999, they were as follows: Mr. Gamper - $24,061, Mr. Hallman
      - $4,685, Mr. Leone - $5,588, Mr. Marsiello - $6,384, and Mr. Zdanow - $7,870.

Stock Option Awards During Fiscal Year 2002 and Transition Period

      The following table sets out awards of stock options to the Named Executive Officers during the fiscal year ended September 30, 2002 and the transition period ended December 31, 2002. All stock options awarded during fiscal 2002 were awarded under the ECP, the Tyco International Ltd. Long Term Incentive Plan or the Tyco International Ltd. Long Term Incentive Plan II and represent options to acquire CIT Common Stock.

             OPTION GRANTS IN LAST FISCAL YEAR AND TRANSITION PERIOD

                                             Number of      Percent of
                                            Securities  Total Options/SARs
                                            Underlying      Granted to    Exercise of               Grant Date
                               Date of     Options/SARs    Employees in   Base Price   Expiration     Present
      Name                    Grant(1)      Granted(2)    Fiscal Year(3)   ($/Sh)(4)      Date       Value(5)
      ----                    --------     ------------  ----------------  ---------   ----------  ------------
Albert R. Gamper Jr. ......  07/02/2002    1,400,000           8.91%        $23.00     07/02/2012    $8,694,000
Chairman, President and      02/05/2002      119,560           0.76%        $39.87     02/04/2012    $  316,436
Chief Executive Officer      03/05/1999       82,580           0.53%        $74.47     03/05/2009    $  104,464
                             11/13/1997      255,668           1.63%        $65.39     11/13/2007    $  329,300

Thomas B. Hallman .........  07/02/2002      350,000           2.23%        $23.00     07/02/2012    $2,173,500
Group CEO                    02/05/2002       29,890           0.19%        $39.87     02/05/2012    $   79,109
Specialty Finance

Joseph M. Leone ...........  07/02/2002      425,000           2.70%        $23.00     07/02/2012    $2,639,250
Executive Vice President     02/05/2002       29,890           0.19%        $39.87     02/04/2012    $   79,109
and Chief Financial          03/05/1999       41,290           0.26%        $74.47     03/05/2009    $   52,232
Officer                      11/13/1997       47,318           0.30%        $65.39     11/13/2007    $   60,946

Lawrence A. Marsiello .....  07/02/2002      350,000           2.23%        $23.00     07/02/2012    $2,173,500
Group CEO                    02/05/2002       29,890           0.19%        $39.87     02/04/2012    $   79,109
Commercial Finance           03/05/1999       41,290           0.26%        $74.47     03/05/2009    $   52,232
                             11/13/1997       60,449           0.38%        $65.39     11/13/2007    $   77,858

Nikita Zdanow .............  07/02/2002      350,000           2.23%        $23.00     07/02/2012    $2,173,500
Group CEO                    02/05/2002       29,890           0.19%        $39.87     02/04/2012    $   79,109
Capital Finance              10/26/2000       23,572           0.15%        $34.06     10/26/2010    $  128,491
                             11/18/1999       33,032           0.21%        $51.92     11/18/2009    $   94,967
                             03/05/1999       30,968           0.20%        $74.47     03/05/2009    $   39,175
                             11/13/1997       53,099           0.34%        $65.39     11/13/2007    $   68,392

----------
(1) The options reported above are for the fiscal year ended September 30, 2002 and the transition period ended December 31, 2002. Options for the fiscal year ended September 30, 2002 were previously reported in our Annual Report on Form 10-K for the fiscal year ended September 30, 2002. All options listed represent options to purchase CIT Common Stock. Except for options originally granted in July 2002, all options listed were originally granted to purchase Tyco common stock while Tyco owned CIT or to purchase CIT Common Stock prior to the acquisition of CIT by Tyco. Options to purchase CIT Common Stock prior to the acquisition of CIT by Tyco were converted in June 2001, in connection with such acquisition, into options to purchase shares of Tyco common stock based on a conversion rate of .6907 of a share of Tyco common stock for each share of CIT Common Stock. Options to purchase Tyco common stock were converted in July 2002, in connection with our IPO, into options to purchase CIT Common Stock based on a conversion rate of .5978 of a share of CIT Common Stock for each share of Tyco common stock. Each date of grant represents the date of original grant of a current CIT option, converted Tyco option or earlier CIT option. The vesting schedule and expiration date for each option is based upon the original date of grant.

(2) Options granted in July 2002 were granted under the ECP. These stock options fully vest on the fourth anniversary of the date of the grant, subject to earlier vesting under conditions described in the individual award agreements. Options granted in February 2002 were granted as options to purchase shares of Tyco common stock under the Tyco International Ltd. Long Term Incentive Plan and the Tyco International Ltd. Long Term Incentive Plan II. At the time of our IPO, these options were converted into options to purchase shares of CIT Common Stock. These stock options vest fully on the third anniversary of the date of the grant, subject to earlier vesting under conditions described in the individual award agreements.

      Options granted prior to February 2002 were originally granted as options to purchase shares of CIT Common Stock under the Former ECP. These options were converted into options to purchase shares of Tyco common stock at the time of the acquisition of CIT by Tyco and then converted into options to purchase new shares of CIT Common Stock at the time of our IPO. The options granted prior to February 2002 are fully vested.

(3) Represents the percentage of all options granted in fiscal 2002 and the transition period ended December 31, 2002 under the ECP.

(4) The July 2002 options were issued as part of a Company-wide IPO grant with an exercise price equal to the initial offering price of CIT Common Stock on the date of grant. The February 2002 options were originally granted by Tyco at an exercise price equal to the closing price of Tyco common stock on the date of grant. The remaining options were originally granted by CIT prior to its acquisition by Tyco at an exercise price equal to the closing price of CIT Common Stock on the date of grant. The exercise prices of the earlier CIT options were adjusted at the time of the acquisition of CIT by Tyco, and the exercise prices of all Tyco options, including those converted from earlier CIT options, were adjusted at the time of our IPO. The exercise price for each converted option represents the current values after applying all applicable conversion formulas.

(5) The ultimate value of the options will depend on the future market price of CIT Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of CIT Common Stock over the exercise price on the date the option is exercised. The values shown are based on the Black-Scholes option-pricing model, which is a method of calculating a theoretical value of the options based upon a mathematical formula using certain assumptions. For the calculation, the following assumptions were used: an assumed life of three to eight years; interest rate of 3.2% to 4.9%, which represents the risk free rate with a maturity date similar to the assumed exercise period; assumed annual volatility of underlying shares of 27.8% to 33.2%, calculated based on a historical share price movement analysis of peer organizations over periods generally commensurate with the expected life of the option; quarterly dividend payment of $0.12 per share; and the vesting schedule indicated for the grant.

      The following table gives additional information on option exercises by the Named Executive Officers during the fiscal year ended September 30, 2002, which were previously reported in our Annual Report on Form 10-K for the fiscal year ended September 30, 2002, and the transition period ended December 31, 2002, and on the number of options and value of in-the-money options held by the Named Executive Officers on December 31, 2002.

      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND TRANSITION PERIOD
                     AND TRANSITION PERIOD-END OPTION VALUES
                                 (U.S. Dollars)

                                                                       Number of
                                                               Securities Underlying     Value Unexercised In-the-
                                                                     Unexercised                   Money
                                                              Options at 12/31/2002(1)     Options at 12/31/2002
                                                              ------------------------   --------------------------
                                       Shares
                                      Acquired       Value           Exercisable/              Exercisable/
           Name                     on Exercise     Realized        Unexercisable              Unexercisable
           ----                     -----------     --------        -------------              -------------
Albert R.  Gamper, Jr. ...........       0             $0        338,248/1,519,560(2)              $0/$0
Chairman, President and
Chief Executive Officer

Thomas B. Hallman ................       0             $0                0/379,890                 $0/$0
Group CEO
Consumer Finance

Joseph M. Leone ..................       0             $0           88,608/454,890                 $0/$0
Executive Vice President
and Chief Financial Officer

Lawrence Marsiello ...............       0             $0          101,739/379,890                 $0/$0
Group CEO
Commercial Finance

Nikita Zdanow ....................       0             $0          140,671/379,890                 $0/$0
Group CEO
Capital Finance

----------
(1) The options reported are non-qualified stock options to purchase CIT Common Stock awarded under the ECP, including all options converted from Tyco options or prior CIT options. The exercise price of the options ranges from $23.00 to $74.47 per share and the closing trading price on the New York Stock Exchange of CIT Common Stock at December 31, 2002 was $19.60.

(2) Does not include 400,000 exercisable options to purchase shares of Tyco common stock granted to Mr. Gamper on June 1, 2001. These options remained as options to purchase shares of Tyco common stock and were not substituted with options to purchase shares of CIT Common Stock or otherwise cancelled.

Additional Information Regarding Equity Compensation Plans

      All equity compensation plans were approved by our sole stockholder prior to our IPO, and are summarized in the following table as of December 31, 2002.

                                                                                             Number of securities
                                                                                            remaining available for
                                           Number of securities                              future issuance under
                                             to be issued upon       Weighted average      equity compensation plans
                                                exercise of          exercise price of       (excluding securities
                                            outstanding options     outstanding options    reflected in column (a))
                                            -------------------     -------------------    ------------------------
                                                    (a)                     (b)                       (c)
Equity compensation plans
approved by security holders .............      15,335,255                $33.13               10,139,698

      During 2003, an additional 4,210,200 stock options were granted at prices equal to 100% of fair market value on the date of grant. As of March 31, 2003, the number of shares to be issued upon exercise of outstanding options is 19,172,870, at a weighted average excercise price of $30.35, and the number of shares available for future issuance is 6,302,504. Options that are not exercised or whose value is used to exercise other options may be regranted. We had no equity compensation plans that were not approved by stockholders.

Retention Agreements

General

      At its meeting on November 5, 2002, the Compensation and Governance Committee of the Board approved revised retention agreements for the Named Executive Officers, effective January 1, 2003.

      Mr. Gamper's retention agreement extends until December 31, 2004 and provides for him to serve as the Chief Executive Officer of CIT for an annual base salary of not less than $900,000 and an annual cash bonus based on performance targets (with a target bonus of at least 200% of his annual base salary). Pursuant to his retention agreement, his base salary will be reviewed when the salaries of all executive officers of CIT are reviewed.

      Mr. Gamper's retention agreement provides for his participation in all employee pension, welfare, perquisites, fringe benefit and other benefit plans generally applicable to the most senior executives of CIT, and continued participation in CIT's Executive Retirement Program and all other supplemental and excess retirement plans during the term of the retention agreement on terms no less favorable than provided immediately prior to the effective date of the agreement. Mr. Gamper is eligible to receive benefits under the CIT retiree medical and life insurance plan for the remainder of his life and the life of his spouse. In addition, Mr. Gamper is entitled to receive expense reimbursement and certain additional benefits during the term of his employment.

      Messrs. Hallman, Leone, Marsiello and Zdanow also have retention agreements that extend until December 31, 2004. Their agreements provide for the payment of an annual base salary of not less than the amount received prior to the effective date of January 1, 2003, to be reviewed when the salaries of all executive officers of CIT are reviewed. They are also entitled to an annual bonus opportunity based on the performance of CIT and their business units, in accordance with CIT's incentive plans and programs (with a target bonus of at least 125% of annual base salary). Their retention agreements provide for their participation in all employee pension, welfare, perquisites, fringe benefit and other benefit plans generally available to senior executives. In addition, their retention agreements provide for continued participation in CIT's Executive Retirement Program and all other supplemental and excess retirement plans on terms no less favorable than provided immediately prior to the effective date of the agreement. They are also eligible to receive benefits under the CIT retiree medical and life insurance plan.

Termination and Change-In-Control Arrangements

      If Mr. Gamper's employment is terminated by him for "good reason" or by CIT without "cause" (in each case, as these terms are defined in his retention agreement), then he would be entitled to a cash payment equal to (i) the sum of his unpaid base salary through the date of termination and his "Severance Bonus" pro rated for the portion of the year he completed in the year of his termination, (ii) three times the sum of his annual base salary plus his Severance Bonus, paid over a period of three years, provided that he continues to comply with the confidentiality and non-compete provisions of his retention agreement, and (iii) a "Special Cash Bonus" (without regard to CIT's financial performance). "Severance Bonus" means the greater of (i) the executive's average annual bonus over the two calendar years preceding the date of termination or
(ii) the executive's target bonus. "Special Cash Bonus" means a payment in satisfaction of obligations under Mr. Gamper's prior retention agreement, equal to $1.25 million. Also, in such event, any stock options then held by Mr. Gamper would vest immediately and all restrictions on restricted stock held by Mr. Gamper would lapse. In addition, Mr. Gamper would be paid or provided with any amounts or benefits he is eligible to receive under any benefit plan of CIT, including the retiree medical benefits described above, and to the extent permitted under law he would be credited with three additional years of age and service credit under the relevant retirement plans.

      Mr. Gamper also would be entitled upon any such termination to outplacement services, an office, attorney and accountant fee reimbursement up to $25,000 per year, officer's and director's insurance and indemnification, and a car and driver. Mr. Gamper would be entitled to each of the items described in the previous sentence for two years following the date of termination, except for the insurance, which would extend for five years. Upon retirement, Mr. Gamper would be entitled to the benefits listed above for the stated time period, with the exception of outplacement services.

      In the event of a change of control (as defined in the retention agreement) during the term of his retention agreement, Mr. Gamper may elect to terminate his employment for any reason effective on the 90th day following such event. If (i) Mr. Gamper elects to so terminate his employment or (ii) within ninety days his employment is terminated by CIT without cause or by him for good reason, then Mr. Gamper is entitled to the severance benefits described under a good reason termination. Termination payments following a change of control are payable in a lump sum within 30 days of termination.

      Mr. Gamper's retention agreement provides that he will not, during the retention period and for two years after the date of termination (three years in the case of termination by CIT without "cause" or by Mr. Gamper for "good reason" (in each case, as these terms are defined in the retention agreement)), without the written consent of the Board (A) engage or be interested in any business in the U.S. which is in competition with any lines of business actively being conducted by CIT on the date of termination, (B) hire any person who was employed by CIT or its affiliates within the six-month period preceding the date of such hiring or solicit, entice, persuade or induce any person or entity doing business with CIT or its affiliates to terminate such relationship or to refrain from extending or renewing the same, or (C) disparage or publicly criticize CIT or any of its affiliates.

      The retention agreements of Messrs. Hallman, Leone, Marsiello and Zdanow provide that, under certain circumstances, upon a termination of employment each would be entitled to receive: (i) the sum of (1) his unpaid annual base salary through the termination date and (2) a pro-rated Severance Bonus based on the portion of the fiscal year completed prior to termination; and (ii) the sum of
(1) the greater of (x) his annual base salary payable for the remainder of the retention agreement, or (y) two times his annual base salary, and (2) two times his Severance Bonus. "Severance Bonus" means the greater of (i) the executive's average annual bonus over the two calendar years preceding the date of termination, or (ii) the executive's target bonus. In addition, all unvested stock options would vest immediately and all restrictions on restricted stock held by the executive would lapse. Each of them would also receive life insurance and medical, dental and disability benefits for up to two years after termination, any other amounts or benefits required to be paid or provided (to the extent not paid) and outplacement services. They also would be credited with two additional years of age and service credit under all relevant company retirement plans.

      In the event of a change of control (as defined in his retention agreement) during the term of the retention agreements of Messrs. Hallman, Leone, Marsiello, and Zdanow, the term of each such agreement would be extended to the second anniversary of the change of control. In addition, if the executive's employment is terminated without cause or by the executive for good reason during the two year extension period, the executive would receive the compensation and benefits described under a good reason termination, except that the executive would receive 2.5 times the sum of his annual base salary and the Severance Bonus (instead of the greater of (i) his annual base salary payable for the remainder of the retention agreement, or (ii) two times his annual base salary, and two times the Severance Bonus). This payment would be payable in a lump sum within 30 days of the termination.

      The retention agreements of Messrs. Hallman, Leone, Marsiello and Zdanow also provide that each of them will not, while employed by CIT under the retention agreement and for one year after termination, without the written consent of the Board, (A) engage or be interested in any business in the United States which is in competition with any lines of business actively being conducted by CIT on the date of termination, (B) hire any person who was employed by CIT within the six-month period preceding the date of such hiring or solicit, entice, persuade or induce any person or entity doing business with the Company to terminate such relationship or to refrain from extending or renewing the same, or (C) disparage or publicly criticize CIT or any of its affiliates.

      In the event that Mr. Gamper or the other Named Executive Officers become subject to excise taxes under Section 4999 of the Internal Revenue Code, each retention agreement provides for a gross up payment equal to the amount of such excise taxes.

Retirement Plan and Supplemental Retirement Plan

      The CIT Group Inc. Retirement Plan (the "Retirement Plan") covers all officers and salaried employees who have one year of service and have attained age 21. We also maintain a Supplemental Retirement Plan for employees whose benefit in the Retirement Plan is subject to Internal Revenue Code limitations.

      The Retirement Plan was revised in 2000 with a new "cash balance" formula, which became effective January 1, 2001. Under this new formula, each member's accrued benefits as of December 31, 2000 was converted to a lump sum amount and each year thereafter the balance is to be credited with a percentage of the member's "Benefits Pay" (comprised of base salary, plus certain annual bonuses, sales incentives and commissions) depending on the member's period of service as follows:

              Period of Service                      % of "Benefits Pay"
               --------------                         ------------------
                 1 - 9 years                                   5

                10 - 19 years                                  6

                20 - 29 years                                  7

              30 years or more                                 8

      These balances are also to receive annual interest credits, subject to certain government limits. For 2001, the interest credit was 7.00% and for 2002 it was 5.76%. Upon termination after 5 years of employment or retirement, the amount credited to a member is to be paid in a lump sum or converted into an annuity. Certain eligible members had the option of remaining under the Retirement Plan formula as in effect prior to January 1, 2001.

      Messrs. Gamper, Hallman, Leone, Marsiello and Zdanow are earning benefits under the "cash balance" formula effective January 1, 2001. The following table shows the estimated annual retirement benefits (including the benefits under the Supplemental Retirement Plan) which would be payable to each individual if he retired at normal retirement age (age 65) at his normalized 2002 "benefits pay." The projected amounts include annual interest credits at 5.76%.

                                               Year of             Estimated
               Name                        Normal Retirement     Annual Benefit
               ----                        -----------------     --------------
      Albert R. Gamper, Jr. ............          2007              $557,589
      Thomas B. Hallman ................          2017              $145,917
      Joseph M. Leone ..................          2018              $208,611
      Lawrence A. Marsiello ............          2015              $221,437
      Nikita Zdanow ....................          2002              $169,583

Executive Retirement Plan

      The Named Executive Officers are participants under the Executive Retirement Plan, which provides life insurance equal to approximately three times base salary during such participant's employment, with a life annuity option payable monthly by CIT upon retirement. The participant pays a portion of the annual premium, which is calculated based on the provided life insurance benefit. We are entitled to recoup our payments from the proceeds of the policy in excess of the death benefit. Upon the participant's retirement, a life annuity will be payable out of CIT's general assets and we anticipate recovering the cost of the life annuity out of the proceeds of the insurance policy payable to CIT upon the death of the participant.

      In addition to the table of pension benefits shown above, we are conditionally obligated to make annual payments under the Executive Retirement Plan in the amounts indicated to the Named Executive Officers at retirement: Mr. Gamper, $463,130; Mr. Hallman, $160,453; Mr. Leone, $222,592; Mr. Marsiello,
$229,608 and Mr. Zdanow, $224,608.

Other Employee Benefits

      We maintain a defined contribution plan with a 401(k) feature. In addition, we maintain a supplemental unfunded defined contribution plan for employees in a grandfathered defined benefit plan. Retiree medical and dental coverage is offered on a contributory basis to certain eligible employees who meet specified age and service requirements.

Long-Term Equity Compensation Plan

      The ECP allows for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares and performance units (each, an "Award") to employees and directors of CIT and its subsidiaries. The ECP is administered by the Compensation and Governance Committee of the Board and by the full Board with respect to grants of awards to non-employee directors (the "Administrator"). The Administrator has the discretion to select the participants to whom Awards will be granted and the type, size and terms and conditions applicable to each Award, and the authority to interpret, construe and implement the provisions of the ECP.

      The ECP is being submitted to stockholders for approval under Proposal 3. A general summary of the ECP is set forth in Proposal 3.

Annual Incentive Compensation

      Annual Bonus Plan. CIT has adopted the CIT Group Inc. Annual Bonus Plan (the "Annual Bonus Plan"), under which awards may be made to any employees of CIT and its subsidiaries. The Annual Bonus Plan replaces the annual bonus provisions of the ECP. It is a performance-based plan in which payments are based on the achievement of performance goals in accordance with the requirements of Internal Revenue Code Section 162(m). The Annual Bonus Plan is being submitted to stockholders for approval under Proposal 4. A general summary of the Annual Bonus Plan is set forth in Proposal 4.

      Discretionary Bonus Plan. CIT has also adopted the CIT Group Inc. Discretionary Bonus Plan (the "Discretionary Bonus Plan"), under which awards may be made to any employees of CIT and its subsidiaries. Bonuses under this plan are purely discretionary and are not contingent upon the failure to attain performance goals under the Annual Bonus Plan or other performance based arrangements of the Company. Bonuses under this Plan will be determined by the Compensation and Governance Committee; provided that the Compensation and Governance Committee may delegate to the Chief Executive Officer the discretion to determine bonuses for employees other than the Chief Executive Officer and the executive officers named in this proxy statement or otherwise designated by the Compensation and Governance Committee.

Employee Stock Purchase Plan

      CIT's Employee Stock Purchase Plan (the "ESPP") covers United States and Canadian employees of CIT and participating subsidiaries customarily employed at least 20 hours per week. Under the ESPP, eligible employees can choose to have between 1% and 10% of their base salary withheld to purchase shares of Common Stock quarterly at a purchase price equal to 85% of the fair market value of our Common Stock on either the first business day or the last business day of the quarterly offering period, whichever is lower. The fair market value of a share of Common Stock is the closing trading price on the New York Stock Exchange for that day. The amount of Common Stock that may be purchased by a participant through the plan is generally limited to $25,000 per year.

      The ESPP is being submitted to stockholders for approval under Proposal 5. A general summary of the ESPP is set forth in Proposal 5.

         Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

      The table below shows, as of the most recent practicable date, the name and address of each person known to CIT that beneficially owns in excess of 5% of any class of voting stock. Information in this table is as of December 31, 2002, based upon reports on Schedule 13G filed with the SEC on or before April 10, 2003.

                                                                                                   Percentage
                                                                                                       of
 Title of Class                      Name and Address of                Amount and Nature of         Common
    of Stock                          Beneficial Owner                  Beneficial Ownership          Stock
 --------------                      -------------------                --------------------       ----------
Common Stock ................    Dodge & Cox(1)                               26,324,750              12.4
                                 One Sansome Street, 35th Floor
                                 San Francisco, CA 94104

Common Stock ................    Brandes Investment Partners, LLC(2)          20,267,295               9.6
                                 11988 Wl Camino Real, Suite 500
                                 San Diego, CA 92130

Common Stock ................    Janus Capital Management LLC                 13,468,185               6.4
                                 100 Fillmore Street
                                 Denver, CO 80206-4923

Common Stock ................    Oppenheimer Capital LLC                      10,937,594               5.2
                                 1345 Avenue of the Americas, 49th Floor
                                 New York, New York 10105

----------
(1) Dodge & Cox reports sole voting power over 24,406,050 shares, shared voting power over 480,800 shares and sole dispositive power over 26,324,750 shares.

(2) Brandes Investment Partners, LLC, Brandes Investment Partners, Inc., Brandes Worldwide Holdings, L.P., Charles H. Brandes, Glenn R. Carlson and Jeffrey A. Busby report shared voting power over 17,172,827 shares and shared dispositive power over 21,571,483 shares. Each of such persons disclaims any direct ownership of such shares except, with respect to certain of such persons, for an amount that is substantially less than one percent thereof.

Security Ownership of Directors and Executive Officers

      The table below shows, as of February 14, 2003, the number of shares of CIT Common Stock owned by each director, by the Named Executive Officers and by the directors and executive officers as a group.

                                            Amount and Nature
                                         of Beneficial Ownership
                                          (CIT Common Stock and       Percentage
  Name of Individual                  Exchangeable Shares)(1)(2)(3)    of Class
   -----------------                  -----------------------------   ----------
Albert R. Gamper, Jr. ...............            648,685                    *
John S. Chen ........................             10,249                    *
William A. Farlinger ................              5,776                    *
Thomas H. Kean ......................             26,036                    *
Edward J. Kelly, III ................              4,064                    *
Marianne Miller Parrs ...............                990                    *
Peter J. Tobin ......................              7,891                    *
Lois M. Van Deusen ..................                -0-                    *
Thomas B. Hallman ...................             42,638                    *
Joseph M. Leone .....................            136,044                    *
Lawrence A. Marsiello ...............            141,156                    *
Nikita Zdanow .......................            176,775                    *
All Directors and Executive
Officers as a group (16 persons) ....          1,648,563                    *
----------
*     Represents less than 1% of the total outstanding Common Stock.

(1) Includes shares of Restricted Stock issued under the ECP, for which the holders have voting rights, but for which ownership has not vested, in the following amounts: Mr. Gamper - 230,023 shares, Mr. Chen - 2,064 shares,

      Mr. Kelly - 2,064 shares, Ms. Parrs - 990 shares, Mr. Hallman - 22,675 shares, Mr. Leone - 27,473 shares, Mr. Marsiello - 24,454 shares, and Mr. Zdanow - 24,641 shares.

(2) Includes shares of CIT Common Stock issuable pursuant to stock options awarded under the ECP that have vested or will vest within 60 days after February 14, 2003 in the following amounts: Mr. Gamper - 378,101 shares, Mr. Chen - 8,185 shares, Mr. Farlinger - 5,776 shares, Mr. Kean - 16,036 shares, Mr. Tobin - 7,891 shares, Mr. Hallman - 9,963, Mr. Leone - 98,571 shares, Mr. Marsiello- 111,702 shares, Mr. Zdanow - 150,634 shares.

(3) Includes 391,807 shares of Restricted Stock issued under the ECP, for which all executive officers and directors as a group have voting rights, but for which ownership has not vested, and 1,128,934 shares of Common Stock issuable pursuant to stock options awarded under the ECP to all executive officers and directors as a group that have vested or will vest within 60 days after February 14, 2003, including Restricted Stock issued and stock options awarded to the spouse of one executive officer, who is also an employee of CIT.

                 Certain Relationships and Related Transactions

      We have in the past and may in the future enter into certain transactions with affiliates. Such transactions have been, and it is anticipated that such transactions will continue to be, entered into at a fair market value for the transaction.

General

      Tyco acquired us in June 2001 and we became an indirect, wholly owned subsidiary of Tyco. In July 2002, Tyco sold 100% of our issued and outstanding Common Stock in our IPO. Prior to our IPO, some of our directors and executive officers were also directors, officers and employees of Tyco and/or its other subsidiaries.

      In connection with our IPO, we entered into agreements with Tyco relating to our separation from Tyco and the ongoing relationship of the two companies after the offering date, as described below. In addition, while owned by Tyco, we engaged in a number of transactions and entered into a number of agreements with Tyco and its subsidiaries in the ordinary course of business relating to our business and our prior relationship with the Tyco group of companies, the material terms of which are described below.

Agreements Relating to Our Initial Public Offering

Separation Agreement

      We entered into a separation agreement to address claims that may arise with respect to our respective businesses. The separation agreement provides for cross-indemnification and mutual releases designed principally to place financial responsibility for possible third-party claims relating to our business with us and financial responsibility for possible third-party claims relating to Tyco's businesses with Tyco. The cross-indemnification includes liabilities for misstatements relating to the registration of our Common Stock in our IPO. In addition, Tyco has indemnified us against liabilities for misstatements in filings and press releases made to comply with securities laws, unless the misstatements are solely attributable to us. The separation agreement also provides for access to information, insurance, cooperation in the event of litigation and avoidance of conduct or statements that would be injurious to one another.

Tax Agreement

      We entered into an agreement pursuant to which Tyco has indemnified us for any income-based tax liabilities, determined on a non-consolidated basis, imposed on any of our predecessors for periods or partial periods ending on or prior to the date such predecessors merged into us. Tyco also indemnified us for any liability of ours or of our predecessors for any income-based taxes imposed as a result of the merger of our predecessors with us. We are also indemnified for any penalties imposed on us resulting from the late filing of federal income tax returns that were prepared by or under the direction for Tyco on our behalf and from late payments related to those returns. Tyco has also indemnified us for any liability for U.S. federal income taxes and income taxes of New York, New Jersey and any other state for which a unitary return was filed, resulting from a tax position reflected on any applicable income tax return prepared by, or under the direction of, Tyco on our behalf which was taken by Tyco in a manner inconsistent with our past practices. Tyco did not indemnify us, however, for any tax liability resulting from a claim for refund filed by or on behalf of our predecessor on May 30, 2002. The agreement further provides that we will pay Tyco for the use of any tax attributes of Tyco Capital Holding Inc., one of our predecessors, existing as of the date of the merger with us. We believe that as of the date of the merger, the tax attributes of Tyco Capital Holding Inc. consisted of net operating losses. The payments to Tyco will be based on the actual tax benefits that we realize from the Tyco Capital Holding Inc. tax attributes.

Financial Services Cooperation Agreement

      We entered into an agreement with Tyco pursuant to which we may have the opportunity to provide financing for Tyco customers after our IPO. Pursuant to this agreement, Tyco may offer us the opportunity in appropriate circumstances to develop financing programs under which we could offer Tyco customers financing, leasing, rental and related financial services and products. We may also have the opportunity to provide other financial services in connection with the acquisition of products and services from third party suppliers. This agreement will remain in effect until terminated by either party on 90 days' notice.

Operating Agreement

      When Tyco acquired us, CIT and Tyco entered into an Operating Agreement, dated as of June 1, 2001, that provided that (i) CIT and Tyco would not engage in transactions, including finance, underwriting and asset management and servicing transactions, unless the transactions were at arm's-length and for fair value, (ii) CIT would have sole discretion and decision-making authority for underwriting, managing and servicing assets in transactions originated through Tyco, (iii) dividends and distributions from CIT to Tyco were limited to
(x) fifteen percent (15%) of our cumulative net income, plus (y) the net capital contributions by Tyco to CIT, and (iv) CIT would at all times maintain our books, records and assets separately from Tyco. The Operating Agreement terminated upon completion of our IPO.

Other Transactions

      As of December 31, 2002, certain subsidiaries of Tyco sold receivables totaling $350.0 million to CIT in a factoring transaction. At various times during Tyco's ownership of CIT, CIT and Tyco engaged in similar factoring transactions, the highest amount of which was $384.4 million.

      We have entered into a number of equipment loans and leases with affiliates of Tyco. Lease terms generally range from 3 to 12 years. Tyco has guaranteed payment and performance obligations under each loan and lease agreement. At December 31, 2002, the aggregate amount outstanding under these equipment loans and leases was approximately $28.9 million.

      On May 1, 2002, CIT assumed a third-party corporate aircraft lease obligation from Tyco. The assumed lease obligation is approximately $16.0 million and extends for 134 months beginning on May 1, 2002. Prior to Tyco's acquisition of CIT, CIT had an agreement to purchase this aircraft directly from the previous owner.

      On September 30, 2001, we sold at net book value certain international subsidiaries to a non-U.S. subsidiary of Tyco. As a result of this sale, we had receivables from affiliates totaling $1,440.9 million, representing our debt investment in these subsidiaries. CIT charged arm's length, market-based interest rates on these receivables, and recorded $19.0 million of interest income, as an offset to interest expense, related to those notes for the quarter ended December 31, 2001. A note receivable issued at the time of this transaction of approximately $295 million was collected. Following Tyco's announcement on January 22, 2002 that it planned to separate into four independent, publicly traded companies, we repurchased at net book value the international subsidiaries on February 11, 2002. In conjunction with this repurchase, the receivables from affiliates of $1,588.1 million on the Consolidated Balance Sheet at December 31, 2001 was satisfied.

      While CIT was an indirect subsidiary of Tyco, certain of CIT's expenses, such as third party consulting and legal fees, were paid by Tyco and billed to CIT. The payables were subsequently satisfied.

                                   PROPOSAL 2

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Audit Committee has appointed the firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), 1177 Avenue of the Americas, New York, New York 10036, as independent accountants to examine the financial statements of CIT and its subsidiaries for the year ending December 31, 2003, and to perform appropriate auditing services. A resolution will be presented at the meeting to ratify the appointment. The affirmative vote of a majority of the number of votes entitled to be cast by the Common Stock represented at the meeting is needed to ratify the appointment. If the stockholders do not ratify the appointment of PricewaterhouseCoopers, the Audit Committee will reconsider the selection of independent accountants.

      PricewaterhouseCoopers has examined our financial statements since June 2001. A member of PricewaterhouseCoopers will be present at the meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions by stockholders.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

      Prior to Tyco's acquisition of CIT, the independent auditor for CIT was KPMG LLP. The independent auditor for Tyco was PricewaterhouseCoopers. On June 1, 2001, in connection with the acquisition, Tyco and CIT jointly determined that CIT would terminate its audit engagement with KPMG LLP and enter into an audit engagement with PricewaterhouseCoopers, in order to facilitate the auditing of Tyco's Consolidated Financial Statements. CIT's Board approved the appointment of PricewaterhouseCoopers as the independent auditor for CIT.

      In connection with the audit of the year ended December 31, 2000, and the subsequent interim period through June 1, 2001, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      The audit report of KPMG LLP on the Consolidated Financial Statements of CIT and its subsidiaries as of and for the year ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Audit Fees

      Aggregate fees for professional services rendered by PricewaterhouseCoopers in connection with its audits of the Company's consolidated financial statements as of and for the three months ended December 31, 2002 were $1.3 million. Aggregate fees in connection with its audit of the Company's consolidated financial statements as of and for the year ended September 30, 2002, including limited reviews of the Company's unaudited interim financial statements, were $3.6 million.

Financial Information Systems Design and Implementation Fees

      During the transition period ended December 31, 2002 and year ended September 30, 2002, PricewaterhouseCoopers rendered no professional services to the Company in connection with the design and implementation of financial information systems.

All Other Fees

      In addition to the fees described above, aggregate fees of $0.5 million and $3.4 million were billed by PricewaterhouseCoopers during the three months ended December 31, 2002 and year ended September 30, 2002, respectively, primarily for the following professional services (in millions):

                                       Three months ended    Twelve months ended
                                        December 31, 2002    September 30, 2002
                                        -----------------    ------------------
Audit related services (a) ..........         $0.38                 $2.93
Income tax compliance and
  related tax services ..............         $0.09                 $0.47
Other                                            --                    --
                                              -----                 -----
Total All Other Fees ................         $0.47                 $3.40
----------
(a) Audit related services include fees for audit and attestation services related to the following: financial statements of certain subsidiaries with statutory reporting requirements, financial statements of employee benefit plans, consents and comfort letters in conjunction with various SEC filings/debt offerings, agreed-upon procedures related to securitized receivable pools, and securitization and third-party servicing compliance requirements. The above fees exclude professional fees relating to the SEC registration statement filed in conjunction with our IPO.

      The Audit Committee has determined that CIT will not retain
PricewaterhouseCoopers for any non-audit professional services without the prior approval of the Audit Committee. In general, CIT does not retain
PricewaterhouseCoopers to provide information systems, tax, or other consulting services. The Audit Committee has determined that the professional services provided by PricewaterhouseCoopers as described above are compatible with maintaining the principal accountant's independence.

      The Board of Directors recommends a vote "For" the ratification of PricewaterhouseCoopers LLP as CIT's independent auditors for 2003.

                                   PROPOSAL 3

                 APPROVAL OF LONG-TERM EQUITY COMPENSATION PLAN

Description of the Long-Term Equity Compensation Plan

      The ECP covers directors and employees of CIT and its subsidiaries, which is approximately 5,850 persons. The ECP is administered by the Compensation and Governance Committee of the Board, and by the full Board with respect to grants of awards to non-employee directors (the "Administrator"). A total of 26 million shares were originally reserved for issuance under the ECP. As of March 31, 2003, a total of 6,302,504 shares are available for future grants to participants.

      The ECP became effective on June 1, 2002 and has been amended (i) to remove "annual incentive awards" from the ECP and provide for them in the Annual Bonus Plan, (ii) to increase the number of available shares from 26 million to 36 million, (iii) to incorporate limitations on the grant of certain awards,
(iv) to revise the definition of "change of control, and (v) to make other administrative changes.

      The following is a summary of the principal features of the ECP and does not purport to be complete. Stockholders are urged to read the ECP in its entirety. This summary is qualified by reference to the ECP itself. The full text of the ECP is attached as Annex C.

      The ECP provides for the grant of Awards, with the terms set forth in the individual award agreements (Award Agreements"). The Administrator has the discretion to select the participants to whom Awards will be granted and the type, size and terms and conditions applicable to each Award, and the authority to interpret, construe and implement the provisions of the ECP. The Administrator's decisions will be binding at all times. All Awards under the ECP will be intended to constitute deductible "qualified performance-based compensation" within the meaning of Internal Revenue Code Section 162(m), provided, however, that in the event the Administrator determines that such compliance is not desired with respect to an Award of Restricted Stock (as defined below), compliance with Internal Revenue Code Section 162(m) will not be required.

      Subject to adjustments made as a result of a change in corporate capitalization or a corporate transaction, the total number of shares of Common Stock that may be subject to Awards under the ECP is 36 million shares, with no more than 5 million shares of Common Stock being issuable in the form of restricted stock, performance shares or performance units. Any shares of Common Stock under Awards that terminate or lapse will again be available under the ECP, and any shares that are transferred or relinquished to CIT in satisfaction of the exercise price or any withholding obligation with respect to an Award will be deemed to be available for Awards under the ECP. In addition, if any Awards granted under another equity compensation plan are converted into Awards granted under the ECP in connection with a merger or other business transaction approved by our stockholders, the number of shares of Common Stock that may be subject to Awards under the ECP will be increased by the number of shares covered by the converted Awards. Common Stock issued under the ECP may be either authorized but unissued shares, treasury shares or any combination thereof.

      Because the Administrator makes discretionary grants under the ECP, the amount and dollar value of future grants are not determinable at this time. The maximum aggregate number of shares of Common Stock that may be granted in the form of stock options, stock appreciation rights, restricted stock, or performance units/shares in any one fiscal year to any one participant is 100% of the shares available under the ECP. The maximum dollar limit of cash payable for performance units in any performance period for one participant is $10 million.

      With respect to any Awards based in whole or in part on performance objectives, prior to the end of the performance period during which performance will be measured (the "Performance Period"), the Administrator, in its discretion, may adjust the performance objectives to reflect an event that may materially affect CIT's performance including, but not limited to, market conditions, changes in accounting policies or practices, an acquisition or disposition of assets or other property by CIT, or other unusual or unplanned events.

      Set forth below is a brief description of the Awards that may be granted under the ECP:

      Stock Options. Options (each an "Option") to purchase shares of Common Stock, which may be incentive or non-qualified stock options, may be granted under the ECP at an exercise price (the "Option Price") determined by the Administrator in its discretion. The Option Price will not be less than the fair market value of the Common Stock on the date of grant of an Option, unless (a) the Option is a substitute award granted in connection with an acquisition or merger or (b) the grant is contingent upon the completion of a securities offering and the exercise price of the Option is not less than the value of the securities offered. Each Option represents the right to purchase one share of Common Stock at the specified Option Price.

      Options will expire no later than ten years after the date on which they were granted.

      Stock Appreciation Rights. An Award of a stock appreciation right ("SAR") may be granted under the ECP with respect to shares of Common Stock. Generally, one SAR is granted with respect to one share of Common Stock. The SAR entitles the participant, upon the exercise of the SAR, to receive an amount equal to the appreciation in the underlying share of Common Stock. The appreciation is equal to the difference between (i) the "base value" of the SAR (which is determined with reference to the fair market value of the Common Stock on the date the SAR is granted) and (ii) the fair market value of the Common Stock on the date the SAR is exercised. Upon the exercise of a vested SAR, the exercising participant will be entitled to receive the appreciation in the value of one share of Common Stock as so determined.

      Tandem Options/SARs. An Option and a SAR may be granted "in tandem" with each other (a "Tandem Option/SAR"). An Option and a SAR are considered to be in tandem with each other because the exercise of the Option aspect of the tandem unit automatically cancels the right to exercise the SAR of the tandem unit, and vice versa. The Option may be an incentive stock option or non-qualified stock option, and the Option may be coupled with one SAR, more than one SAR or a fractional SAR in any proportionate relationship selected by the Administrator. Descriptions of the terms of the Option and the SAR aspects of a Tandem Option/SAR are provided above.

      Restricted Stock. An Award of restricted stock ("Restricted Stock") is an Award of Common Stock that is subject to restrictions including forfeiture conditions and restrictions against transfer for a period specified by the Administrator. Restricted Stock Awards may be granted under the ECP for services and/or payment of cash. Restrictions on Restricted Stock may lapse in installments based on factors selected by the Administrator. A grantee who has received a Restricted Stock Award generally has the rights of a stockholder of CIT, including the right to vote and to receive cash dividends on the shares subject to the Award, unless otherwise determined by the Administrator. Stock dividends issued with respect to a Restricted Stock Award may be treated as additional shares under such Award with respect to which such dividends are issued.

      Performance Shares and Performance Units. A performance share Award ("Performance Shares") and/or a performance unit Award (a "Performance Unit") may be granted under the ECP. Each Performance Unit will have an initial value that is established by the Administrator at the time of grant. Each Performance Share will have an initial value equal to the fair market value of one share of Common Stock on the date of grant. Such Awards may be earned based upon satisfaction of certain specified performance criteria. Performance objectives will be established before, or as soon as practicable after, the commencement of the Performance Period. The extent to which a grantee is entitled to payment in settlement of such an Award at the end of a Performance Period will be determined based on whether the performance criteria have been met and payment will be made in cash or in shares of Common Stock, or some combination thereof.

      Performance Measures. The Administrator may grant Awards under the ECP to eligible participants subject to the attainment of specified pre-established performance measures. The number of performance-based Awards granted under the ECP in any fiscal year is determined by the Administrator. The Administrator will adopt in writing each year, within 90 days of the beginning of such year, the applicable performance goals that must be achieved in order to receive annual performance-based Awards and, if applicable, shares of Restricted Stock, Performance Units and Performance Shares. At the time that performance goals are established by the Administrator for a year, the Administrator will establish an individual performance-based Award opportunity for such year for each participant or group of participants. A participant's individual annual performance-based Award opportunity is based on the participant's achievement of his or her performance goals during such year and may be expressed in dollars, as a percentage of base salary, or by formula. A participant's actual performance-based Award may be paid in cash, shares of Common Stock or a combination thereof.

      The value of performance-based Awards may be based on absolute measures or on a comparison of CIT's measures during a Performance Period to the comparable measures of a group of competitors. Measures selected by the Administrator shall be one or more of the following and, where applicable, may be measured before or after interest, depreciation, amortization, service fees, extraordinary items and/or special items: pre-tax earnings, operating earnings, after-tax earnings, return on investment, revenues or income, net income, absolute and/or relative return on equity, capital invested or assets, earnings per share, cash flow or cash flow on investments, profits, earnings growth, share price, total stockholder return, economic value added, expense reduction, customer satisfaction, or any combination of the foregoing measures as the Administrator deems appropriate.

      Change of Control. Upon a Change of Control of CIT (as defined for purposes of the ECP): (i) all outstanding Options and SARs will become immediately exercisable and will remain exercisable until the earlier of the expiration of their initial term or the second anniversary of the grantee's termination of employment with CIT; (ii) all restrictions on outstanding shares of Restricted Stock will lapse; (iii) the performance goals with respect to all outstanding awards of Restricted Stock, Performance Shares and Performance Units will be deemed to have been fully attained for the Performance Period; and (iv) the vesting of all Awards denominated in shares of Common Stock will be accelerated.

      No Repricing. No repricing of any Awards under the ECP will occur without stockholder approval.

 Federal Income Tax Consequences

      The following summary describes the principal federal income tax consequences of Awards made under the ECP. The summary is based upon an analysis of the Internal Revenue Code, as currently in effect, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Any such change could have retroactive effect and could affect the consequences described in the summary. The summary does not purport to cover all federal income tax consequences that may apply to a participant and does not contain any discussion of foreign, state or local tax laws. Participants are urged to consult their own tax advisors regarding the tax consequences to them of Awards under the ECP.

      A participant will not recognize any income upon the grant of an Option. A participant will recognize compensation taxable as ordinary income (and be subject to income tax withholding) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares of Common Stock purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares of Common Stock acquired by exercise of an incentive stock option are held for the longer of two years from the date the Option was granted or one year from the date it was exercised, any gain or loss arising from a subsequent disposition of the shares of Common Stock will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, the shares of Common Stock are disposed of within this period, then in the year of disposition the participant will recognize compensation taxable as ordinary income equal to the lesser of the amount realized upon such disposition or the fair market value of the shares of Common Stock on the date of exercise minus the exercise price. The Company will be entitled to a corresponding deduction.

      A participant who is granted SARs will not recognize any taxable income upon the grant of the SARs. Upon exercise, the participant will recognize taxable compensation in an amount equal to the fair market value of any shares of Common Stock delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.

      A participant receiving Restricted Stock will not recognize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election under Internal Revenue Code Section 83(b) to be taxed at the time that the Restricted Stock is granted. If an Internal Revenue Code Section 83(b) election is not made, the participant will recognize taxable income at the time that the restrictions lapse in an amount equal to the excess of the fair market value of the shares of Common Stock at that time over the amount, if any, paid for the shares of Common Stock. The amount of ordinary income recognized by a participant by making an Internal Revenue Code Section 83(b) election or upon the lapse of the restrictions is deductible by the Company as compensation expense, except to the extent that the deduction limits applicable to compensation in excess of $1 million apply. In addition, a participant receiving dividends with respect to Restricted Stock for which an Internal Revenue Code Section 83(b) election has not been made and before the restrictions lapse will recognize taxable compensation, rather than dividend income, in an amount equal to the dividends paid, and the Company will be entitled to a corresponding deduction, except to the extent that the compensation deduction limit applies.

      A participant receiving Performance Shares or Performance Units will not recognize taxable income upon the grant of the shares or units, and the Company will not be entitled to a tax deduction at that time. Upon the settlement of the Performance Shares or Performance Units, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of Common Stock delivered and any cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent that the compensation deduction limit applies.

      The Board of Directors recommends that you vote "For" the approval of the CIT Group Inc. Long-Term Equity Compensation Plan.

                                   PROPOSAL 4

                          APPROVAL OF ANNUAL BONUS PLAN

Description of the Annual Bonus Plan

      The Annual Bonus Plan is a performance-based plan in which payments are based on the achievement of performance goals in accordance with the requirements of Internal Revenue Code Section 162(m). The Annual Bonus Plan replaces the annual bonus features previously included in the ECP. The Annual Bonus Plan, including the performance goals thereunder, is being submitted to stockholders for approval pursuant to Internal Revenue Code Section 162(m) and the corresponding regulations.

      The following is a summary of the principal features of the Annual Bonus Plan and does not purport to be complete. Stockholders are urged to read the Annual Bonus Plan in its entirety. This summary is qualified by reference to the Annual Bonus Plan itself. The full text of the Annual Bonus Plan is attached as Annex D.

      The Annual Bonus Plan provides annual incentive awards to qualified employees of CIT and its subsidiaries, which as of April 1, 2003, was approximately 3,800 persons, including "covered employees" (as defined under the Annual Bonus Plan, which generally refers to the five most highly compensated executive officers of CIT). The actual awards will be based solely upon the achievement of Performance Targets. Under the Annual Bonus Plan, "Performance Target" means a goal which shall be equal to a desired level or levels for any plan year or plan years of any or a combination of the following criteria on an absolute or relative basis and, where applicable, measured before or after interest, depreciation, amortization, service fees, extraordinary items and/or special items: (i) pre-tax earnings; (ii) operating earnings; (iii) after-tax earnings; (iv) return on investment; (v) earned value added; (vi) earnings per share; (vii) revenues; (viii) cash flow or cash flow on investment; (ix) return on assets or return on net assets; (x) return on capital; (xi) return on equity;
(xii) return on sales; (xiii) operating margin; (xiv) total stockholder return or stock price appreciation; or (xv) net income; in each case determined in accordance with generally accepted accounting principles (subject to modifications approved by the Compensation and Governance Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof. The Compensation and Governance Committee is responsible for selecting the financial performance objective or objectives to be used for each annual incentive award under the Annual Bonus Plan. Because the Compensation and Governance Committee makes awards under the Annual Bonus Plan tied to CIT's future performance based upon the above criteria, the amount and dollar value of future awards are not determinable at this time. The maximum aggregate payout with respect to an annual incentive award granted in any plan year to any one covered employee may not exceed 3% of the consolidated pre-tax earnings of the Company for such plan year. Annual incentive awards are payable in cash, awards under the ECP, or a combination of the two.

      The Board of Directors recommends that you vote "For" the approval of the CIT Group Inc. Annual Bonus Plan.

                                   PROPOSAL 5

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

Description of the Employee Stock Purchase Plan

      The ESPP covers eligible employees of CIT and certain of its subsidiaries deemed eligible by CIT to participate in the ESPP ("Participating Subsidiaries") (each an "ESPP Participant") and provides ESPP Participants with an opportunity to purchase shares of Common Stock through payroll deductions. The ESPP is intended to qualify as an "employee stock purchase plan" under Internal Revenue Code Section 423. The ESPP became effective October 1, 2002 and the first purchases under the ESPP took place on December 31, 2002. The following is a summary of the principal features of the ESPP and does not purport to be complete. Stockholders are urged to read the ESPP in its entirety. This summary is qualified by reference to the ESPP itself. The full text of the ESPP is attached as Annex E.

      The Employee Benefit Plans Committee of CIT (the "EBP Committee") administers the ESPP. The members of the EBP Committee are appointed by the Chief Executive Officer of CIT. The ESPP may be amended or terminated at any time by the EBP Committee, provided, however, that no such amendment or termination may be made which would impair the rights of any ESPP Participant under the ESPP without his or her consent.

      All of CIT's employees located in the United States and Canada who are customarily employed for at least 20 hours per week by CIT or by a Participating Subsidiary, which were approximately 5,200 persons as of April 1, 2003, are eligible to participate in the ESPP.

      Prior to each calendar quarter of the ESPP (an "Offering Period"), an ESPP Participant may authorize payroll deductions to be taken from his or her base salary to be used to purchase shares of Common Stock under the ESPP. The rate of payroll deductions may be between 1% and 10% of the ESPP Participant's base salary. Options are granted to ESPP Participants on the first day of each Offering Period to purchase up to a number of shares of Common Stock equal to the total amount of payroll deductions accumulated during the Offering Period divided by the lesser of (i) 85% of the fair market value of a share of Common Stock on the first business day of an Offering Period or (ii) 85% of the fair market value of a share of Common Stock on the last business day of an Offering Period. Thus, the option price per share is equal to 85% of the fair market value of a share of Common Stock on either the first business day of an Offering Period or the last business day of an Offering Period, whichever is lesser. The fair market value of a share of Common Stock is the closing trading price of a share of Common Stock on the New York Stock Exchange.

      The option to purchase shares of Common Stock under the ESPP is automatically exercised on the last day of the Offering Period. The maximum number of whole shares (and fractional shares, if allowed) of Common Stock subject to the option will be purchased for the ESPP Participant at the applicable option price with the payroll deductions accumulated during the Offering Period. In any calendar year, no ESPP Participant may purchase shares of Common Stock which have a fair market value that exceeds $25,000, based upon the fair market value on the date that the option to purchase such shares of Common Stock is granted to the ESPP Participant.

      Because ESPP Participants participate in the ESPP in their discretion, the amount and dollar value of future benefits are not determinable at this time. The maximum number of shares of Common Stock which will be available for sale under the ESPP is 1,000,000, subject to adjustment by CIT upon a change in the capitalization of CIT. The shares of Common Stock to be sold to ESPP Participants under the ESPP may, at the election of CIT, be either treasury shares, authorized but unissued shares or publicly traded shares.

      If the shares of Common Stock to be sold to ESPP Participants under the ESPP are publicly traded shares, CIT will contribute 15% of the purchase price, determined by the fair market value of a share of Common Stock. ESPP Participants may enroll in, or increase or decrease their rate of payroll deductions under, the ESPP at any time to be effective for the next Offering Period. An ESPP Participant may not increase or decrease the rate of payroll deductions during an Offering Period to be effective for that Offering Period.

      No interest accrues on the payroll deductions held in an ESPP Participant's account under the ESPP. Cash dividends for the shares of Common Stock held in an ESPP Participant's account are automatically invested in shares of Common Stock at the fair market value of the shares of Common Stock on the date that the cash dividends are invested in such shares (with no contribution by CIT for any discount toward the purchase of such shares of Common Stock). Shares of Common Stock purchased with cash dividends are held in an ESPP Participant's account under the ESPP.

      An ESPP Participant will have the right to vote shares of Common Stock held in the ESPP Participant's account under the ESPP. However, an ESPP Participant has no interest or voting right in shares of Common Stock covered by an option until such option has been exercised under the provisions of the ESPP.

      ESPP Participants may withdraw all, but not less than all, payroll deductions accumulated during the Offering Period at any time prior to 15 days before the end of the Offering Period by giving notice to the EBP Committee. If an ESPP Participant withdraws from the ESPP, the accumulated payroll deductions will be paid to the ESPP Participant as promptly as administratively possible and no further payroll deductions will be made for the ESPP Participant for such Offering Period. An ESPP Participant's withdrawal from the ESPP during one Offering Period does not affect such ESPP Participant's eligibility to participate in subsequent Offering Periods. However, in such a case, the ESPP Participant must authorize the resumption of payroll deductions and the rate of such payroll deductions. An ESPP Participant's termination of employment for any reason or failure to remain in the continuous employ of CIT or a Participating Subsidiary for at least 20 hours per week during the Offering Period shall constitute a withdrawal from the ESPP.

      Neither payroll deductions credited to an ESPP Participant's account nor any rights with regard to the exercise of an option to receive shares of Common Stock under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided to a beneficiary in accordance with the provisions of the ESPP) by the ESPP Participant.

 Federal Income Tax Consequences

      The following summary describes the principal United States federal income tax consequences to CIT and ESPP Participants of participation in the ESPP. The summary is based upon an analysis of the Internal Revenue Code, as currently in effect. Any change under the Internal Revenue Code could have a retroactive effect and could affect the consequences described in the summary. The summary does not purport to cover all federal income tax consequences that may apply to CIT or an ESPP Participant and does not contain any discussion of foreign, state or local tax laws. ESPP Participants are urged to consult their own tax advisors regarding the tax consequences to them resulting from participation in the ESPP. The ESPP is intended to comply with the provisions of Internal Revenue Code
Section 423 as an "employee stock purchase plan."

      CIT will be entitled to a tax deduction equal to the amount of payroll deductions authorized by an ESPP Participant under the ESPP to the same extent as other compensation paid to the ESPP Participant.

      With respect to CIT's 15% contribution, if an ESPP Participant satisfies the applicable holding period, CIT will not be entitled to any tax deduction for any income recognized by the ESPP Participant. If a disqualifying disposition (as explained below) occurs, CIT will be entitled to a tax deduction equal to the amount that the ESPP Participant includes as ordinary income in the year in which the disqualifying disposition occurs.

      The payroll deductions authorized by an ESPP Participant under the ESPP continue to be taxable income to the ESPP Participant in the year such amounts are earned. Such income is subject to taxation to the same extent (federal, state and local) as other compensation income received by the ESPP Participant. However, an ESPP Participant will not recognize income either upon enrollment in the ESPP or upon any purchase of shares of Common Stock under the ESPP. All tax consequences are deferred until an ESPP Participant sells the shares of Common Stock acquired under the ESPP, disposes of such shares by gift, or dies.

      The tax treatment with respect to a disposition of shares of Common Stock purchased pursuant to an option under the ESPP depends on whether such shares of Common Stock are disposed of within the holding period provided under Internal Revenue Code Section 423. Under Internal Revenue Code Section 423, the required holding period is the later of (i) two years after the date of the option grant or (ii) one year after the option exercise date. The required holding period is also satisfied if the ESPP Participant dies while holding shares of Common Stock acquired under the ESPP. If a disposition does not satisfy the required holding period under Internal Revenue Code Section 423, such disposition is called a "disqualifying disposition." If a disqualifying disposition occurs, the ESPP Participant must recognize as ordinary income, in the year of such disqualifying disposition, the difference between the fair market value of the shares of Common Stock on the date that the option is exercised and the option's exercise price.

      Since the ESPP provides that the option price per share of Common Stock generally shall be the lesser of (i) 85% of the fair market value of a share of Common Stock on the first business day of an Offering Period or (ii) 85% of the fair market value of a share of Common Stock on the last business day of an Offering Period, an ESPP Participant who satisfies the required holding period under Internal Revenue Code Section 423 must include as ordinary income at the time of sale or other taxable disposition of the shares of Common Stock purchased pursuant to an option, or upon the ESPP Participant's death while still holding the shares of Common Stock purchased pursuant to an option exercised under the ESPP, the lesser of:

      (i) the amount, if any, by which the fair market value of the shares of Common Stock when the option was exercised exceeds the option price; or

      (ii) the amount, if any, by which the fair market value of the shares of Common Stock at the time of such disposition or death exceeds the option price paid.

      The basis of the shares of Common Stock purchased pursuant to an option will be increased by the amount of ordinary income recognized. If an ESPP Participant satisfies the applicable holding period with respect to the shares of Common Stock purchased pursuant to an option, such shares of Common Stock would be eligible for capital gains treatment under the Internal Revenue Code.

      The Board of Directors recommends that you vote "For" the approval of the CIT Group Inc. Employee Stock Purchase Plan.

                                 OTHER BUSINESS

      CIT's management does not intend to bring any business before the Annual Meeting other than the matters referred to in this proxy statement. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters to the extent permitted by applicable law and regulations. The discretionary authority of the persons named in the accompanying proxy extends to matters which the Board does not know are to be presented at the meeting by others and any proposals of stockholders omitted from the proxy material pursuant to Rule 14a-8 of the SEC.

               STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2004
                                 ANNUAL MEETING

      Stockholder proposals to be included in the proxy statement for CIT's next annual meeting must be received by the Secretary of CIT not later than December 25, 2004.

      Also, under CIT's By-Laws, nominations for director or other business proposals to be addressed at the meeting may be made by a stockholder entitled to vote who has delivered a notice to the Secretary of CIT no later than the close of business on February 27, 2004 and not earlier than January 28, 2004. The notice must contain the information required by CIT's By-Laws.

      These advance notice provisions are in addition to, and separate from, the requirements which a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

      Copies of CIT's By-Laws may be obtained from the Secretary.

                                          By Order of the Board of Directors

                                          /s/ Robert J. Ingato
                                          ----------------------------------
                                          Robert J. Ingato
                                          Executive Vice President
                                             General Counsel and Secretary
                                          April 23, 2003

                                                                         Annex A

                             CIT Group Inc. ("CIT")

                         Charter of the Audit Committee
                            of the Board of Directors

I.    Definitions

      A.    "Board" means the Board of Directors of CIT.

      B.    "Chairman" means the Chairman of the Committee.

      C.    "CIT" means CIT Group Inc., a Delaware corporation.

      D.    "Committee" means the Audit Committee of the Board.

      E.    "GAAP" means United States generally accepted accounting principles.

      F.    "General Auditor" means CIT's senior internal audit executive.

      G. "Independent Auditors" means the outside accounting firm that audits CIT's financial statements.

      H.    "NYSE" means New York Stock Exchange.

      I. "Prohibited Services" means bookkeeping; financial systems design and implementation; appraisal or valuation services; fairness opinions or contribution-in-kind reports; actuarial services; internal outsourcing services; management functions or human resources; broker or dealer, investment advisor or investment banking services; legal services and expert services unrelated to the audit; and any other service prohibited by law or regulation to be performed by independent auditors of public companies.

      J.  "SEC" means the United States Securities and Exchange Commission.

II.   Audit Committee Purpose

      The Committee is appointed by the Board to assist the Board in fulfilling its oversight and decision-making responsibilities relating to CIT's financial accounting and reporting processes and internal controls. The Committee's primary duties and responsibilities are to:

      ^ monitor, and assist the Board in its oversight of, the integrity of CIT's financial statements, accounting and reporting process and review any significant changes in accounting policies made or proposed to be made by CIT;

      ^ retain and (if appropriate) terminate CIT's Independent Auditors, and monitor the independence, qualifications and performance of the Independent Auditors;

      ^ monitor CIT's (1) systems of internal controls, (2) processes for compliance with legal and regulatory requirements; and (3) compliance with CIT's Code of Business Conduct;

      ^     review the performance of CIT's internal audit department;

      ^ provide an avenue of communication among CIT's Independent Auditors, management, the internal audit department and the Board;

      ^ prepare the report that SEC rules require be included in CIT's annual proxy statement; and

      ^ review the audit plans for and results of the Independent Auditors' audit and internal audits.


      It is not the responsibility of the Committee to determine that CIT's financial statements are complete and accurate and in accordance with GAAP or to plan or conduct audits. The financial statements are the responsibility of management. The Independent Auditors are responsible for performing an audit and expressing an opinion on the fair presentation of CIT's financial statements in accordance with GAAP.

      The Committee has the authority to conduct any investigation appropriate to its responsibilities, and may request the Independent Auditors as well as any officer or employee of CIT, or CIT's outside counsel, to attend any meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee has the authority to retain, at CIT's expense, special legal, accounting, or other consultants or experts to assist in the performance of the Committee's duties. The Chairman or other designated member of the Committee may represent the Committee to the extent permitted by applicable legal and listing requirements.

      The Committee shall review and assess the adequacy of this Charter annually and submit any proposed revisions to the Board for consideration and approval.

III.  Audit Committee Composition and Meetings

      1. The Committee and its members shall meet all applicable legal and listing requirements, including, without limitation, those of the NYSE. Each member of the Committee shall be an Independent Director, as defined in Exhibit A.

      2. The Committee shall be comprised of three or more directors, one of whom shall serve as the Chairman; both the members and the Chairman shall be designated by the Board. The Chairman (a) may not own 20% or more of CIT's stock, (b) cannot be a general partner, controlling shareholder or officer to any entity that owns 20% or more of CIT's stock, and (c) must have accounting or financial management experience.

      3. All members of the Committee shall be, or promptly after appointment shall become, financially literate as such term is interpreted by the Board, and the Chairman shall have accounting or related financial management expertise as such term is interpreted by the Board.

      4. The Committee shall meet as determined in the discretion of the Chairman or a majority of its members, as circumstances dictate or as may be required by applicable legal or listing requirements; provided, however, that the Committee shall meet at least four times annually.

      5. CIT's Secretary or an Assistant secretary (or the designee of the Secretary) will keep minutes of all of the Committee's meetings, and shall maintain such minutes with CIT's corporate records.

      6. The Chairman shall report regularly to the Board on the Committee's activities and shall review with the Board any issues that arise with respect to the quality or integrity of CIT's financial statements, CIT's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors, or the performance of the internal audit department.

      7. Other than as set forth herein, the Committee may establish its own rules and procedures.

IV.   Audit Committee Responsibilities

A.    Financial Accounting and Reporting Process and Internal Controls

      1. The Committee shall review CIT's annual audited financial statements and quarterly financial statements prior to their being filed with the SEC and discuss significant issues related thereto (including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations") with management and the Independent Auditors. The Committee shall also review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

      2. The Committee shall consider the integrity of CIT's financial accounting and reporting process and internal controls in consultation with management, the Independent Auditors, and the internal audit department; discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures; and review significant reports and findings prepared by the Independent Auditors and the internal audit department together with management's responses and follow-up.

      3. The Committee shall discuss with CIT's management and the Independent Auditors any significant changes to CIT's accounting policies and any other items communicated to the Committee by the Independent Auditors as part of their interim review or audit process.

      4. To the extent appropriate, the Committee shall meet no less frequently than on a quarterly basis separately with each of the General Auditor, the Independent Auditors and CIT's chief financial officer to discuss any matters that the Audit Committee or these groups or persons believe should be discussed.

      5. The Committee shall establish procedures for processing complaints regarding accounting, internal controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing practices.

B.    Independent Auditors

      1. The Independent Auditors are ultimately accountable to the Board and the Committee. The Committee has the sole authority and responsibility to select, evaluate and, where appropriate, terminate and replace the Independent Auditors (subject, if applicable, to shareholder ratification).

      2.    The Committee shall review the performance of the Independent
            Auditors.

      3. The Committee has sole authority (with the input of management) to approve all audit engagement fees and terms, and, to the extent required by applicable law or rule of the NYSE, all non-audit engagements, with the Independent Auditors (or its affiliates).

      4. To help ensure the independence of CIT's Independent Auditors, it shall be the policy of CIT and the Committee that CIT shall not hire as an employee or independent contractor any former employee of the Independent Auditor who at any time during the preceding two years was employed by the Independent Auditor and performed services to or on behalf of CIT.

      5. The Committee shall be responsible for discussing with the Independent Auditors any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditors and for recommending that the Board take appropriate action in response to the Independent Auditors' statement to satisfy itself of the Independent Auditors' independence.

      6. For the purpose of monitoring the independence of the Independent Auditors, the Committee shall (i) approve the annual engagement agreement and fee arrangement between CIT and the Independent Auditors; (ii) approve all proposed engagements of the Independent Auditors for consulting and other non-audit services (provided, however, in no event shall the Independent Auditors be engaged to perform any Prohibited Services); and (iii) be advised of any other study or service undertaken by the Independent Auditors at the request of management that is beyond the scope of the audit engagement letter.

      7. The Committee shall review the Independent Auditors' audit plan, including scope, procedures and timing of the audit.

      8. The Committee shall review the results of the annual audit with the Independent Auditors, including the Independent Auditors' "management letter" (which sets forth the Independent Auditors' observations of any control weaknesses and other recommendations arising from the audit along with management's responses) and other matters related to the conduct of the audit required to be communicated by the Independent Auditors.

      9. The Committee shall review with the Independent Auditors their judgments about the quality and appropriateness of CIT's accounting policies as applied in its financial reporting.

      10. At least annually, the Committee shall obtain and review a written report by the Independent Auditors describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the Independent Auditors' independence) all relationships between the Independent Auditors and CIT.

C.    Internal Audit Department, Legal Compliance and Risk Management

      1. The Committee shall review the budget, plan, changes in plan, activities, organizational structure, scope of authority and qualifications of the internal audit department, as needed. In addition, the Committee shall review with the General Auditor any significant audit issues and management's responses.

      2. The Committee shall review the appointment, performance and replacement of the General Auditor. The General Auditor shall have direct and unfettered access to the members of the Committee both at and between meetings of the Committee.

      3. The Committee shall, on at least an annual basis, review with CIT's General Counsel any legal matters that could have a significant impact on the financial statements, CIT's compliance with applicable laws and regulations, and any inquiries received from regulatory authorities.

      4. The Committee shall review corporate policies relating to compliance with significant laws and regulations, including CIT's Code of Business Conduct. In addition, the Committee shall review any significant cases of employee conflict of interest or misconduct.

      5. The Committee shall review and discuss CIT's major financial risk exposures and the risk assessment and risk management measures and policies management has taken to monitor and control such exposures.

D.    Other Audit Committee Responsibilities

      1. The Committee shall prepare such reports as may be required by the SEC or the NYSE to be prepared by the Committee.

      2. The members of the Committee shall conduct an annual performance self-evaluation of the Committee.

      3. The Committee shall perform any other activities consistent with this Charter, CIT's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                    EXHIBIT A

                       DEFINITION OF INDEPENDENT DIRECTOR

      A director shall be an "independent director" if such director:

1.    is  determined  by the Board as having no material  relationship  with CIT
      (either   directly  or  as  a  partner,   shareholder  or  officer  of  an
      organization that has a relationship with CIT);

2. is not, and during the past five years was not, an employee (including non-employee executive officers) of CIT or any of its affiliates, unless the director's employment relationship is or was with a former affiliate of CIT and no less than five years has passed since the termination of the relationship between CIT and the affiliate;

3. is not, and formerly was not, affiliated with or employed by a present or former auditor of CIT (or of an affiliate of CIT), unless at least five years has elapsed since the end of the later of such affiliation or auditing relationship;

4. (i) is not a partner, controlling shareholder or executive officer of an organization that has a business relationship1 with CIT or any of its affiliates, and (ii) does not have a direct business relationship with CIT or any of its affiliates, unless the Board determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment (in making a determination regarding the independence of a director pursuant to this clause, the Board should consider, among other things, the materiality of the relationship to CIT, to the director and, if applicable, to the organization with which the director is affiliated)2;

5. is not an immediate family member of an individual who is, or during the past five years was, either (i) an executive officer of CIT or (ii) an affiliate or employee of CIT's current or former auditor;

6. is not, and during the past five years was not, an employee of another business entity, if any executive officer of CIT is, or at such time was, a member of such business entity's compensation committee (or, if such business entity does not have a compensation committee, such business entity's board of directors); and

7. does not receive or have the right to receive any compensation from CIT or any of its affiliates other than for service as a member of the Board and Committee.
----------
1 "Business relationships" include commercial, industrial, banking, consulting, legal, accounting and other relationships, and such relationships may exist directly with CIT or any of its affiliates, or the director can be a partner, officer or employee of an organization that has such a relationship.

2 A director may serve on the Committee without the above-referenced Board of Directors' determination after five years following termination of, as applicable, either (a) the relationship between the organization with which the director is affiliated and CIT, (b) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the director and CIT.

                                                                         Annex B

                                 CIT Group Inc.
              Charter of the Compensation and Governance Committee
                            of the Board of Directors

I.    Definitions

      A.    "CIT" means CIT Group Inc., a Delaware corporation.

      B.    "Board" means the Board of Directors of CIT.

      C. "Committee" means the Compensation and Governance Committee of the Board

      D.    "Chairman" means the Chairman of the Committee.

      E. "Equity Awards" means grants of equity securities, stock options, restricted stock, stock appreciation rights, stock units or any other award consisting of or relating to the stock or any security (or phantom stock or any other derivative security) of CIT under or pursuant to any present or future stock option, incentive compensation, employee benefit or other plan of CIT.

      F. "Executive Officers" means the officers of CIT designated as "executive officers" by the Board from time to time for purposes of
            Section 16 of the Securities Act of 1934, as amended, and regulations adopted pursuant thereto.

      G.    "CEO" means the Chief Executive Officer of CIT.

      H. "Employment Agreements" means all employment, retention, and similar agreements.

II.   Compensation and Governance Committee Purpose

      The Committee is appointed by the Board to assist the Board in fulfilling its oversight and decision-making functions with respect to matters pertaining to corporate governance and director and executive officer compensation and benefits. More specifically, the Board has assigned and delegated authority to the Committee, as set forth in detail below, to maintain corporate governance and compensation practices that are consistent with the highest standards and in full compliance with applicable regulatory requirements.

      The purposes and provisions specified in this Charter are meant to serve as guidelines, and the Committee is delegated the authority to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. Nothing herein is intended to expand applicable standards of liability under state or federal law for directors of a corporation.

III.  Committee Composition and Meetings

      A. The Board will appoint the Committee's members and the Chairman annually at the first meeting of the Board following CIT's annual stockholders' meeting. The Board may, at any time, remove any member of the Committee and fill the vacancy created by such removal in accordance with the terms of this Charter.

      B. The Committee will have a minimum membership of two directors. Each director on the Committee shall be an outside director, as such term is defined in Exhibit A.

      C. The Chairman will report from time to time, no less than annually, to the Board on the Committee's activities.

      D. CIT's Secretary or an Assistant secretary (or the designee of the Secretary) will keep minutes of all of the Committee's meetings, and shall maintain such minutes with CIT's corporate records.

      E. The Committee shall meet as determined in the discretion of the Chairman or a majority of its members, as circumstances dictate or as may be required by applicable legal requirements.

      F. The Committee may, at its sole discretion, engage from time to time, outside advisors (at CIT's expense) who are independent from CIT, including, without limitation, director search firms and compensation consultants. The Committee is entitled to have direct access to such consultants, specialists and legal counsel without the presence of any officer of CIT.

IV.   Committee Responsibilities

                                  Compensation

A. Compensation of CEO. The Committee shall review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of such goals and objectives, and recommend to the Board for its approval the CEO's compensation, including annual salary and bonuses, based on this evaluation;

B. Long Term Incentives Awarded to CEO. The Committee shall recommend to the Board for its approval the long-term incentive component of the CEO's compensation and, in doing so, shall consider (at a minimum) CIT's performance and relative shareholder return, the value of similar incentive awards granted to CEOs at comparable companies, and long-term incentive awards granted to the CEO in past years.

C. Compensation of Executive Officers and Directors. The Committee shall review the CEO's recommendations, and approve, the annual salary, bonus, and Equity Awards for all Executive Officers other than the CEO;

D. Director Compensation. The Committee shall approve compensation payments and programs (including, without limitation, retainer fees, meeting fees, chairperson fees, long term compensation, benefits and perquisites) for directors (other than directors who are also employees of CIT);

E. Approve Compensation and Benefit Plans. The Committee shall review and approve any plan or program, or any amendment thereto or termination thereof, providing for long or short term incentives, Equity Awards, executive retirement plans, executive severance plans, the deferral of compensation, or any similar form of compensation or executive benefits in which the directors, Executive Officers, or any of them, are participants.

F. Succession Plans. The Committee shall review with the CEO, at least on an annual basis, the CEO's succession plan. The CEO shall also review with the Committee any proposal to hire a new employee, or promote an existing employee, to an Executive Officer position.

G. Administration of Plans. The Committee shall perform the duties assigned to the Committee in any present or future compensation, retirement or employee benefit plan of CIT.

H. Approval of Aggregate Equity Awards. The Committee shall authorize the CEO (and his designees), to issue, in the aggregate, Equity Awards to employees of CIT and its subsidiaries, other than Executive Officers.

I. Grant of Equity Awards to New Hires and Promoted Employees. The Committee authorizes the CEO to make Equity Awards to newly hired employees and employees who have been promoted; provided, that (1) such employees are neither Executive Officers nor directors, (2) such Equity Awards are effective as of the date of the first board meeting following the hire or promotion date, as applicable, and (3) the amount and terms of such Equity Awards are consistent with Equity Awards made to employees in similar positions.

J. Compensation Policies and Structure. The Committee shall review, at least annually, CIT's executive compensation policies with CIT's Executive Vice President - Human Resources. In addition, the Committee shall participate in the preparation and approval of the Report of the Compensation Committee contained in CIT's annual meeting proxy statement, which report describes the performance factors the Committee relied on in determining the compensation of the CEO, as well as a discussion of the Committee's general policies with respect to executive compensation. The Committee shall review and approve any significant modifications to CIT's salary range structure, bonus and long-term incentive targets, and salary increase guidelines for Executive Officers.

K. Perquisites. The Committee shall review and approve any plan or program which provides for the grant or payment of fringe benefits to or for the benefit of Executive Officers, except for plans or programs that are similarly offered to all or a large group of CIT's employees and are not expected to result in an annual cost to CIT in excess of $1 million.

L. Employment Agreements. The Committee shall review and approve all Employment Agreements to which an Executive Officer, other than the CEO, is a party. Any Employment Agreement to which the CEO is a party shall be reviewed by the Committee so that a recommendation may be made to the Board regarding the approval of such agreement.

                              Corporate Governance

A. Board Structure and Functions. The Committee shall periodically review the structure, duties, size, membership and functions of the Board and its committees and recommend appropriate changes to the Board.

B. Board Meetings. The Committee shall review the format and frequency of Board and committee meetings and propose appropriate changes to the Board.

C. Evaluation of Board Members. Upon request or as required, the Committee shall review performance, qualification or other related issues concerning Board members.

D. Governance Policies. The Committee shall review, at least bi-annually, the Committee's governance policies with CIT's general counsel, and review with CIT's general counsel any litigation or governmental proceedings, legal compliance matters, including corporate securities trading policies, and any proposed stockholder resolutions or other actions, in each case relating to CIT's governance policies, that would have a significant impact on CIT.

E. Conflicts of Interest. The Committee shall advise the Board as to whether a director has a conflict of interest with respect to any issues and determine whether such director should vote on any such issue. In furtherance thereof, the Committee shall take appropriate steps to identify such potential conflicts of interests and to ensure that a majority of the directors voting on an issue are informed, disinterested and independent with respect to such issue.

F. Nomination of Board Members. The Committee shall identify and recommend to the Board qualified candidates (1) to fill vacancies on the Board and any committee of the Board and (2) to serve as director nominees for the next annual meeting of shareholders.

G. Corporate Governance Principles. The Committee shall develop and recommend to the Board corporate governance principles applicable to CIT.

H. General. The Committee shall counsel the Board on other Board governance matters and undertake such other related responsibilities as the Board or its Chairman may request. In addition the Committee shall conduct an annual performance evaluation of the Committee.

                                   EXHIBIT A

                         DEFINITION OF OUTSIDE DIRECTOR

      A director shall be an "outside director" if such director:

1. is determined by the Board as having no material relationship with CIT (either directly or as a partner, shareholder or officer of an organization that has a relationship with CIT);

2. is not currently an employee of CIT or any of its affiliates and neither was an employee during the preceding five years nor was ever an officer of CIT or any of its affiliates;

3. is not a former employee of CIT or any of its affiliates who receives compensation for prior services during the taxable year (except for benefits under a qualified retirement plan);

4. has no business or professional relationship with CIT1 either personally or through a company of which the director is an employee or officer or has an ownership interest of at least 5% (1) that is material2 to CIT or to the director or (2) to which CIT is indebted in an aggregate amount in excess of 5% of CIT's total consolidated assets at the end of the last fiscal year;

5. is not an immediate family member of an individual who is, or during the past five years was, either (i) an executive officer of CIT or (ii) an affiliate or employee of CIT's current or former auditor; and

6. has no close family relationship (by blood or marriage) with a member of senior management of CIT or one of its affiliates;

7. is not, and during the past five years was not, an employee of another business entity, if any executive officer of CIT serves is, or at such time was, a member of such business entity's board of directors or compensation committee;

8. does not receive any compensation (other than in such director's capacity as a board member) either directly from CIT or indirectly through a payment to an entity in which the director has a beneficial ownership interest of 10% of more and no person with a close family relationship has received any such compensation, either directly or indirectly; and

9. does not personally receive from and is not an employee of a foundation, university, or other institution that receives grants or endowments from CIT or any foundation controlled by CIT that are material either to CIT, the director, or the institution, unless the Committee, on an annual basis, makes a determination that the grant or endowment does not interfere with that director's exercise of independent judgment and CIT disclosed the grant or endowment in its proxy materials;

      For the purposes of this definition, an "affiliate" of CIT shall have the same meaning as that set forth in NYSE Rule 303.02(B).
----------
1 Including as a member, of counsel to, partner or executive officer in a law firm or investment bank (other than as a participating underwriter in a syndicate).

2 Any transaction or series of similar transactions since the beginning of CIT's last fiscal year, or any currently proposed transactions or series of similar transactions to which CIT was or is to be a party during the current fiscal year, in which the payments to or from CIT exceeded or is expected to exceed the lesser of (a) $60,000 or (b) 5% of the entity's gross revenues for the applicable fiscal year shall be deemed to be material.

                                                                         Annex C

                                 CIT Group Inc.
                       Long-Term Equity Compensation Plan

                 As Amended and Restated as of February 25, 2003

Section 1. Establishment, Objectives, and Duration

      1.1. Establishment of the Plan. CIT Group Inc., a Delaware corporation, ("CIT"), hereby establishes an incentive compensation plan to be known as the "CIT Group Inc. Long-Term Equity Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units. The Plan became effective on June 1, 2002 (the "Effective Date"). The Plan has been amended and restated as of [January 21, 2003] with respect to awards made on or after such date and shall remain in effect as provided in Section 1.3 hereof.

      1.2. Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

      1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to
Section 13 hereof, until all Awards granted hereunder are satisfied by the issuance of Shares and/or the payment of cash. However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.

      Section 2. Definitions. Except where the context otherwise indicates, any masculine term used herein shall include the feminine, the plural shall include the singular, and the singular shall include the plural. Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

      2.1. "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

      2.2. "Award Agreement" means an agreement entered into by CIT and each Participant setting forth the terms and provisions applicable to an Award.

      2.3. "Beneficially Owned", "Beneficially Owns", "Beneficial Owner" or "Beneficial Ownership" shall have the respective meanings ascribed thereto or used in Section 13d-3 under the Exchange Act.

      2.4. "Board" or "Board of Directors" means the board of directors of CIT.

      2.5. "Business Entity" means any corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or other business entity.

      2.6. "Change of Control" means:

           (a) any Person or Group, as a result of a Transaction or otherwise, becomes the Beneficial Owner, directly or indirectly, of securities representing a majority of the combined voting power of the Company's then outstanding securities generally entitled to vote for the election of directors (capitalized terms not otherwise defined herein are used as defined under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); or

           (b) as a direct or indirect result of any Transaction, the persons who were directors of the Company immediately before the Transaction (the "Incumbent Board") shall cease to constitute at least a majority of the entire Board of the Company or any successor to the Company (including any entity resulting from such Transaction or which, as a result of such Transaction, directly or indirectly owns or controls the Company or such successor or all or substantially all of its assets); provided that any person becoming a director thereafter whose election as a director was approved by a vote of at least a majority of the entire then existing Incumbent Board shall be deemed to be a member of the Incumbent Board.

      2.7. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      2.8. "Committee" means a Compensation Committee of the Board composed solely of two (2) or more "outside directors" in accordance with Code Section 162(m) and who are considered to be "independent" under the rules of the New York Stock Exchange, which shall include the Compensation and Governance Committee of the Board to the extent such Committee meets the requirements of Code Section 162(m) and the rules of the New York Stock Exchange, or, in the absence of such a committee, the full Board.

      2.9. "Company" means the CIT Group Inc., a Delaware corporation and any successor thereto, and all Subsidiaries of CIT.

      2.10. "Control" means, with respect to any specified Business Entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Business Entity, whether through the ownership of Voting Securities, by contract or agreement or otherwise; and the terms "Controlling", "Controlled by" and "under common Control with" have correlative meanings.

      2.11. "Covered Employee" means any Participant who is designated by the Committee prior to the date that the Committee establishes the Performance Targets for a Plan Year, to be a "covered employee" within the meaning of Code
Section 162(m).

      2.12. "Director" means any individual who is a current or former member of the Board of Directors or the board of directors of any Subsidiary of CIT.

      2.13. "Disability" means a physical or mental impairment sufficient to make an individual eligible for benefits under the Company's Long-Term Disability Plan or, in the event there is no Company Long-Term Disability Plan, "Disability" shall have the same meaning as defined in the Company Long-Term Disability Plan last in effect prior to the first date a Participant suffers from such physical or mental impairment.

      2.14. "Distribution Agreement" means an agreement by and between Tyco and CIT with respect to the direct or indirect distribution or sale of Shares by Tyco.

      2.15. "Effective Date" shall have the meaning ascribed to such term in
Section 1.1 hereof.

      2.16. "Employee" means any individual who is a current or former employee of the Company.

      2.17. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

      2.18. "Fair Market Value" means the fair market value of Shares as determined by the Committee; provided that, unless otherwise determined by the Committee, the "Fair Market Value" for any Awards made while Shares are traded on a securities exchange means the closing sale price at which Shares were sold regular way on the relevant date on the principal securities exchange on which Shares were traded on such date or, if there was no sale on the relevant date, then on the last previous day on which there was such a sale.

      2.19. "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Section 7 herein.

      2.20. "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Section 6 herein which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

      2.21. "Insider" shall mean an individual who is, on the relevant date, an officer, Director or Beneficial Owner of ten percent (10%) or more of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act and the General Rules and Regulations promulgated thereunder.

      2.22. "Nonemployee Director" means a Director who is not an Employee of the Company and meets the definition of "outside director" under Code Section 162(m) and the definition of "non-employee director" under Section 16 of the Exchange Act and the General Rules and Regulations promulgated thereunder.

      2.23. "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Section 6 herein which is not intended to be treated as an "incentive stock option" under Code Section 422.

      2.24. "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

      2.25. "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

      2.26. "Participant" means an Employee or Director selected by the Committee to participate in the Plan.

      2.27. "Performance Share" means an Award granted to a Participant, as described in Section 9 herein.

      2.28. "Performance Target" means a goal which shall be equal to a desired level or levels for any Plan Year or Plan Years of any or a combination of the following criteria on an absolute or relative basis and, where applicable, measured before or after interest, depreciation, amortization, service fees, extraordinary items and/or special items: (i) pre-tax earnings; (ii) operating earnings; (iii) after-tax earnings; (iv) return on investment; (v) earned value added; (vi) earnings per share; (vii) revenues; (viii) cash flow or cash flow on investment; (ix) return on assets or return on net assets; (x) return on capital; (xi) return on equity; (xii) return on sales; (xiii) operating margin;
(xiv) total shareholder return or stock price appreciation; or (xv) net income; in each case determined in accordance with generally accepted accounting principles (subject to modifications approved by the Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof.

      2.29. "Performance Unit" means an Award granted to a Participant, as described in Section 9 herein.

      2.30. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of a Performance Target, if applicable, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in
Section 8 herein.

      2.31. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as described in Section 13(d) thereof, and shall include any successor to such Person.

      2.32. "Plan" means the CIT Group Inc. Long-Term Equity Compensation Plan.

      2.33. "Plan Year" means the fiscal year of the Company or the calendar year, as determined by the Committee.

      2.34. "Restricted Stock" means an Award of Shares granted to a Participant pursuant to Section 8 herein.

      2.35. "Retirement" for all Participants, irrespective of whether a Participant is eligible to participate in or is a "Member" in the CIT Group Inc. Retirement Plan effective January 1, 2001 (the "Retirement Plan") or whether a Participant's benefits are calculated pursuant to Article IV or Article V of the Retirement Plan, means either (i) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (ii) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and
(B) having either (1) attained age 55, or (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service" and "Eligible Termination" shall have the meanings as defined in the Retirement Plan.

      2.36. "Shares" means the shares of common stock of the Company.

      2.37. "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Section 7 herein. An SAR may be either a Freestanding SAR or a Tandem SAR.

      2.38. "Subsidiary" means, with respect to any specified Business Entity as of any time, any other Business Entity at least a majority of the outstanding Voting Securities of which at such time are Beneficially Owned, directly or indirectly, by such specified Business Entity.

      2.39. "Substitute Award" means any Award or Shares granted or issued to a Participant (i) pursuant to the Distribution Agreement, (ii) in substitution or exchange for employee benefits awards previously granted or issued to a Participant by Tyco or CIT or any of its or their predecessors, subsidiaries or affiliates or (iii) through the assumption of, or in substitution or exchange for, employee benefits awards, or the right or obligation to make future employee benefits awards, by a Business Entity acquired by the Company or with which the Company combines.

      2.40. "Tyco" means Tyco International Ltd., a Bermuda company, and its successors.

      2.41. "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Section 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

      2.42. "Transaction" means any cash tender offer, acquisition of securities, merger or other business combination, acquisition or sale of assets, actual or threatened election contest (including any settlement thereof or any agreement intended to avoid or settle such a contest) or contractual arrangement, or any combination of the foregoing.

      2.43. "Voting Securities", as applied to the stock or the equivalent thereof of any corporation or other Business Entity, means stock or such equivalent of any class or classes, however designated, having ordinary voting power for the election of directors or equivalent persons of such corporation or other Business Entity, other than stock or the equivalent thereof having such power only by reason of the occurrence of a contingency.

Section 3. Administration

      3.1. The Administrator. The Plan shall be administered by the Committee. Notwithstanding the foregoing, with respect to any Award granted or to be granted to a Participant who is a Nonemployee Director, the Plan shall be administered by the full Board, and all references herein to the Committee shall be deemed to be references to the Board.

      3.2. Authority of the Administrator. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions of the Plan, the Committee shall have full power and authority, in its sole discretion, to (a) select Participants from among all eligible Employees and Directors and determine the nature, amount, terms and conditions of Awards in a manner consistent with the Plan; (b) make Awards and Substitute Awards to Participants; (c) construe and interpret the Plan and any agreement or instrument entered into under the Plan; (d) adopt, implement, amend, waive or rescind such rules and regulations as the Committee may deem appropriate for the proper administration or operation of the Plan; (e) subject to the provisions of
Section 13, amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan; and (f) make all other determinations and take all other actions as may be necessary, appropriate or advisable for the administration or operation of the Plan. As permitted by law and to the extent permitted by Code
Section 162(m), the Committee may delegate to any individual or committee (including a Committee of Nonemployee Directors, to the extent that the Committee shall not be so constituted) its authority, or any part thereof, as it deems necessary, appropriate or advisable for proper administration or operation of the Plan.

      3.3. Determination of Performance Target. The Committee shall adopt in writing each year, within 90 days of the beginning of such year, the applicable Performance Target that must be achieved in order to receive Shares of Restricted Stock (if applicable) or Performance Units and Performance Shares under the Plan.

      3.4. Decisions Binding. All determinations, interpretations, decisions or other actions made or taken by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding for all purposes and upon all persons, including without limitation the Company, its stockholders, Directors, Employees, Participants, and Participants' estates and beneficiaries.

Section 4. Shares Subject to the Plan and Maximum Awards

      4.1. Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and Section 4.3 herein, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan, and the maximum number of Shares that may be issued upon the exercise of ISOs, shall be 36 million of the total outstanding shares of all classes of common stock of CIT. No more than 5 million Shares may be issued in connection with Awards of Restricted Stock and Performance Shares and Performance Units. Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or any combination thereof. Awards under the Plan may be provided to Participants for all or a portion of the "Annual Incentive Awards" granted to eligible participants under the CIT Group Inc. Annual Bonus Plan.

      4.2. Lapsed Awards, Transferred and Relinquished Shares, and Transactions. To the fullest extent permitted under Rule 16b-3 of the Exchange Act and Sections 422 and 162(m) of the Code:

           (a) If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason without the issuance of Shares or payment in respect thereof (with the exceptions of SARs settled in cash, the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

           (b) If any Shares are transferred or relinquished to the Company in satisfaction of all or a portion of the exercise price or any withholding obligation with respect to an Award granted under this Plan, any Shares so transferred or relinquished shall be deemed to be available for the grant of an Award under the Plan.

           (c) If Substitute Awards (as defined in Section 2.43(iii)) are granted under the Plan in connection with any acquisition or combination specifically approved by CIT's shareholders, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan shall be increased by the number of Shares covered by such Substitute Awards.

      4.3. Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, stock dividend or combination of shares or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, an adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Awards limits set forth in subsections 4.4 (a), (b), (c), (d) and (e) as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights, provided, however, that the number of Shares subject to any Award shall always be a whole number.

      4.4. Maximum Awards. The following rules shall apply to grants of such Awards under the Plan:

           (a) Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one Plan Year to any one single Participant shall be 100% of the maximum number of Shares provided under Section 4.1.

           (b) SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one Plan Year to any one single Participant shall be 100% of the maximum number of Shares provided under Section 4.1.

           (c) Restricted Stock: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one Plan Year to any one Participant shall be 100% of the maximum number of Shares provided under
      Section 4.1.

           (d) Performance Shares/Performance Units: The maximum aggregate grant with respect to Awards of Performance Shares or Performance Units granted in any one Plan Year to any one Participant shall be 100% of the maximum number of Shares provided under Section 4.1.

           (e) If cash is awarded with respect to Performance Units, the maximum dollar limit in any one performance period to any one Participant shall be $10 million.

Section 5. Eligibility and Participation

      5.1. Eligibility. Persons eligible to participate in this Plan include all Directors and all Employees, including Employees who are members of the Board.

      5.2. Actual Participation. Subject to the provisions of the Plan, the Committee in its sole discretion may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature, amount and terms and conditions of each Award.

Section 6. Stock Options

      6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee; provided, however, that in the case of ISOs the aggregate Fair Market Value (determined at the time the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and any Subsidiary) shall not exceed $100,000.

      6.2. Award Agreement. Each Option granted shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

      6.3. Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted, except that (i) a Substitute Award may be granted with an exercise price less than, equal to or greater than the Fair Market Value of a Share on the date such Award is granted, (ii) grants of NQSOs made under the Plan concurrent with or contingent upon the consummation of a private placement, public offering or similar transaction involving Shares or other securities of the Company may be granted with an exercise price equal to the value or price attributed to Shares or such securities for purposes of such transaction, and (iii) in the case of an ISO granted to a Participant owning (actually or constructively under Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Subsidiary, the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

      6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant and no ISO granted to a ten percent (10%) shareholder of the Company shall be exercisable later than the fifth (5th) anniversary of the date of grant.

      6.5. Exercise of Options. Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each Award or for each Participant.

      6.6. Payment. Options granted under this Section 6 shall be exercised by the delivery of notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company or its designee in full either (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option price (provided that the Shares which are tendered (other than Shares acquired on the open market) must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow cashless exercise as permitted under applicable Federal Reserve Board regulations, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s); provided, however, that if the Committee permits cashless exercise of Options, a Participant may elect to receive the cash proceeds from the cashless exercise in lieu of Shares.

      6.7. Restrictions on Share Transferability. The Committee may impose such restrictions on the transfer of any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

      6.8. Termination of Employment with the Company. Subject to the provisions of Section 12, each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Section 6, and may reflect distinctions based on the reasons for termination of employment with the Company.

      6.9. Nontransferability of Options.

           (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

           (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Section 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided, however, that Participants who are executive officers of the Company or Directors may, in the Committee's sole discretion, transfer a NQSO gratuitously or for value to a member of such Participant's immediate family or to a trust, partnership, limited liability company or similar entity benefiting or owned by such Participant's immediate family. Further, except as otherwise provided in a Participant's Award Agreement or with respect to the immediate family member or the immediate family entity of an executive officer of the Company, as determined by the Committee, in its sole discretion, all NQSOs granted to a Participant under this Section 6 shall be exercisable during his or her lifetime only by such Participant or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

Section 7. Stock Appreciation Rights

      7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. The Committee shall have complete discretion in determining the number of SARs granted to each Participant; and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

      7.2. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO;

(ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

      7.3. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

      7.4. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.5. Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

      7.6. Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof, subject to the availability of Shares to the Company.

      7.7. Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of any exemption from the liability provisions of Section 16 of the Exchange Act (or any successor rule).

      7.8. Termination of Employment with the Company. Subject to the provisions of Section 12, each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with a Participant, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment with the Company.

      7.9. Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

Section 8. Restricted Stock

      8.1. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine. Such Shares of Restricted Stock may be granted upon the attainment of applicable Performance Targets or may be Awards unrelated to Performance Targets. As soon as practicable after the close of each Plan Year, the Committee shall determine with respect to each Participant whether and the extent to which any applicable Performance Targets were attained or exceeded.

      8.2. Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that shall specify the restrictions, including restrictions creating a substantial risk of forfeiture, the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine. Restrictions on Restricted Stock shall lapse at such time(s) and in such manner and subject to such conditions as the Committee shall in each instance determine, which need not be the same for each Award or for each Participant.

      8.3. Transferability. Except as provided in this Section 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award

Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, or in the event of the Participant's legal incapacity, to the Participant's legal guardian or representative.

      8.4. Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, time-based restrictions on vesting following the attainment of the Performance Target, if applicable, and/or restrictions under applicable Federal or state securities laws. The Company or its designee shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

      8.5. Voting Rights. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

      8.6. Dividends and Other Distributions. Unless otherwise determined by the Committee at the time of grant, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. In the event that any dividend constitutes a "derivative security" within the meaning of Rule 16a-1 of the General Rules and Regulations promulgated under the Exchange Act or an "equity security" within the meaning of Section 3(a)(11) of the Exchange Act, such dividend shall be subject to a period of restriction equal to the remaining Period of Restriction applicable to the Restricted Stock with respect to which the dividend has been paid.

      8.7. Termination of Employment with the Company. Subject to the provisions of Section 12, each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment with the Company.

Section 9. Performance Units and Performance Shares.

      9.1. Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee upon the attainment of the Performance Target. Each Award of Performance Shares and/or Performance Units shall be evidenced by an Award Agreement that shall specify the initial value of such Performance Shares and/or Performance Units, the Performance Target which payment of such Performance Shares and/or Performance Units depends, the time period during which the Performance Target must be met (the "Performance Period"), the number of Performance Shares and/or Performance Units awarded and such other terms and conditions as the Committee may determine.

      9.2. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

      9.3. Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined, as a function of the extent to which the corresponding Performance Target has been achieved. As soon as practicable after the close of each Plan Year, the Committee shall determine with respect to each Participant whether and the extent to which any applicable Performance Targets were attained or exceeded.

      9.4. Payment of Performance Shares/Units. As soon as practicable after the end of a Performance Period, if the applicable Performance Target for that Performance Period has been achieved, the Company shall deliver to a Participant payment for such Participant's Performance Shares and/or Performance Units in an amount determined, as specified in such Participant's Performance Share and/or Unit Award Agreement, on the last day of the Performance Period by reference to the achievement of the applicable Performance Target. At the discretion of the Committee, the aggregate value of such Participant's Performance Shares and/or Performance Units shall be paid in cash or in Shares of equivalent value or in some combination thereof, subject to the availability of Shares to the Company. If, and to the extent that, dividends with respect to Shares are declared or paid during the Performance Period, the Committee may direct payment of dividend equivalents to a Participant in an amount equal to the dividends that such Participant would receive or have received if such Participant's Performance Shares were Shares; provided, however, that such dividend equivalents shall be subject to the same restrictions as apply to dividends payable with respect to Restricted Stock pursuant to Section 8.4.

      9.5. Termination of Employment with the Company. Subject to the provisions of Section 12, each Participant's Performance Share and/or Unit Award Agreement shall set forth if, and the extent to which, the Participant shall have the right to receive payment of Performance Shares and/or Performance Units following termination of the Participant's employment with the Company or any Subsidiary. Such terms and conditions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Share and/or Performance Unit Awards and may reflect distinctions based on the reasons for termination of employment with the Company.

      9.6. Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units and/or Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, the Participant's legal representative.

Section 10. Beneficiary Designation

      10.1. The beneficiary or beneficiaries of the Participant to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit shall be determined under the Company's Group Life Insurance Plan. A Participant under the Plan may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, including the beneficiary designated under the Company's Group Life Insurance Plan, and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant's lifetime. In the absence of a valid designation under the Company's Group Life Insurance Plan or otherwise, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from taking, the Participant's beneficiary shall be the Participant's estate.

      Section 11. Deferrals. The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units and/or Performance Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Section 12. Effect of a Change of Control

      12.1. Treatment of Outstanding Awards. Except as otherwise provided in an applicable Award Agreement, upon a Change of Control:

           (a) Any and all SARs and Options that are granted hereunder to a Participant prior to such Change of Control and that have not lapsed or been forfeited by the effective date of the Change of Control shall become immediately exercisable, and shall remain exercisable until the earlier of the expiration of their initial term or the second anniversary of the Participant's termination of employment with the Company;

           (b) Any Period of Restriction and restrictions imposed on Restricted Stock that is granted hereunder to a Participant prior to such Change of Control and that has not been forfeited by the effective date of the Change of Control shall lapse;

           (c) The Performance Target with respect to all outstanding Awards of Restricted Stock, Performance Units and Performance Shares that are granted hereunder to a Participant prior to such Change of Control and that have not lapsed or been forfeited by the effective date of the Change of Control shall be deemed to have been attained; and

           (d) The vesting of all Awards denominated in Shares that are granted hereunder to a Participant prior to such Change of Control and that have not lapsed or been forfeited by the effective date of the Change of Control shall be accelerated.

      12.2. The Committee may, in its sole discretion, provide in any Award Agreement for the accelerated vesting of such Award, the accelerated exercisability of such Award and/or the deemed attainment of the Performance Target with respect to such Award upon specified events similar to a Change of Control.

      12.3. Termination, Amendment, and Modifications of Change of Control Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Section 12 may not be terminated, amended, or modified upon or after a Change of Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards. Subject to Section 13.3, the Board of Directors, upon recommendation of the Committee, may terminate, amend or modify this Section 12 at any time and from time to time prior to a Change of Control.

Section 13. Amendment, Adjustment, and Termination.

      13.1. Amendment and Termination. Subject to Section 13.3, the Committee may at any time, and from time to time, in its sole discretion alter, amend, suspend or terminate the Plan in whole or in part for any reason or for no reason; provided, however, that no amendment or other action that requires stockholder approval in order for the Plan to continue to comply with applicable law shall be effective unless such amendment or other action shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon and no repricing of any Awards under the Plan shall occur without stockholder approval.

      13.2. Adjustment of Performance Targets and Awards. Subject to Section 13.3, the Committee in its discretion may make adjustments to Performance Targets and Awards and to the terms and conditions of, and the criteria included in, Award Agreements in recognition of events that may materially affect the performance of the Company, including, but not limited to, (a) unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 4.3), (b) significant acquisitions or dispositions of assets or other property by the Company, (c) changes in accounting policies or practices and (d) changes in applicable laws or regulations, whenever and to whatever extent the Committee determines that such adjustments are appropriate.

      13.3. Awards Previously Granted. No alteration, amendment, suspension or termination of the Plan shall adversely affect in any material way any Award previously made under the Plan without the written consent of the affected Participant; provided, however, that the Committee may modify, without a Participant's consent, any Award previously made to a Participant who is a foreign national or employed outside the United States to recognize differences in local law, tax policy or custom.

      13.4. Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award of Restricted Stock, compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 13, make any adjustments it deems appropriate.

Section 14. Withholding.

      14.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

      14.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the applicable total tax (using the Federal Supplemental wage rate, and state or local equivalent as well as any FICA or Medicare taxes), as determined by the Committee, which could be imposed on the transaction. All such elections shall be irrevocable, made in such form as the Committee shall designate, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

      Section 15. Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

      Section 16. Arbitration. Any dispute, controversy or claim arising out of or relating to the Plan that cannot be resolved by the Participant on the one hand, and the Company on the other, shall be submitted to arbitration in the state of New Jersey under the National Rules for the Resolution of Employment Disputes of the American Arbitration Association; provided that any such submission by the Participant must be made within two years of the date of the events giving rise to such dispute, controversy or claim. The determination of the arbitrator shall be conclusive and binding on the Company and the Participant, and judgment may be entered on the arbitrator's award in any court having jurisdiction. The expenses of the arbitration proceeding shall be borne by the Company; provided, however, that each party shall bear its own legal expenses unless the Participant is the prevailing party, in which case the Company shall promptly reimburse the Participant for the reasonable legal fees and expenses incurred by the Participant in connection with such contest or dispute (excluding any fees payable pursuant to a contingency fee arrangement).

Section 17. Legal Construction.

      17.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      17.2. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      17.3. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      17.4. Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      17.5. Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of New Jersey.

      17.6. Special Compensation. Except as otherwise required by law or as specifically provided in any plan or program maintained by the Company, no payment under the Plan shall be included or taken into account in determining any benefit under any pension, thrift, profit sharing, group insurance, or other benefit plan maintained by the Company.

      17.7. Incompetent Payee. If the Committee shall find that any individual to whom any amount is payable under the Plan is found by a court of competent jurisdiction to be unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then the payment due to him or her or to his or her estate (unless a prior claim thereof has been made by a duly appointed legal representative) may, if the Committee so elects, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such individual, or any other individual deemed by the Committee to be a proper recipient on behalf of such individual otherwise entitled to payment. Any such payment shall constitute a complete discharge of all liability of the Plan thereof.

      17.8. Plan Not an Employment Contract. This Plan is not nor shall anything contained herein be deemed to give any Employee or other individual any right to be retained in his or her employer's employ or to in any way limit or restrict his or her employer's right or power to discharge any Employee or other individual at any time and to treat such Employee without any regard to the effect which such treatment might have upon him as a Participant of the Plan.

                                                                         Annex D

                                 CIT Group Inc.

                                Annual Bonus Plan

1. Purpose

      The purpose of the Plan is to provide Participants with an incentive for excellence with respect to individual and Company performance through the award of Annual Incentive Awards.

 2. Definitions

      "Annual Incentive Award" shall mean an award granted to a Participant described in Section 4.

      "Beneficial Owner" shall have the respective meaning ascribed thereto or used in Section 13d-3 under the Exchange Act.

      "Board" shall mean the Board of Directors of the Company.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" shall mean a compensation committee of the Board comprised solely of two (2) or more "outside directors" in accordance with Code Section 162(m) and who are considered to be "independent" under the rules of the New York Stock Exchange, which shall include the Compensation and Governance Committee of the Board to the extent such committee meets the requirements of Code Section 162(m) and the rules of the New York Stock Exchange.

      "Company" shall mean CIT Group Inc., a Delaware corporation, and its subsidiaries.

      "Covered Employee" shall mean any Employee of the Company if (i) as of the close of the taxable year, such Employee is the chief executive officer of the Company or the individual acting in such capacity or (ii) the total compensation of such Employee for the taxable year is required to be reported to shareholders under the Exchange Act by reason of such Employee being among the four (4) highest compensated officers for the taxable year (other than the chief executive officer), such other meaning set forth in Code Section 162(m) or such other Employee designated by the Committee.

      "Director" shall mean any individual who is a current or former member of the Board or the board of directors of any subsidiary of the Company.

      "Disability" shall mean a physical or mental impairment sufficient to make an individual eligible for benefits under the Company's Long-Term Disability Plan or, in the event there is no Company Long-Term Disability Plan, "Disability" shall have the same meaning as defined in the Company Long-Term Disability Plan last in effect prior to the first date a Participant suffers from such physical or mental impairment.

      "Employee" shall mean any individual who is a current or former employee of the Company.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto

      "Insider" shall mean an individual who is, on the relevant date, an officer, Director or Beneficial Owner of ten percent (10%) or more of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act and the General Rules and Regulations promulgated thereunder.

      "Plan Year" shall mean the fiscal year of the Company or the calendar year, as determined by the Committee.

      "Participant" shall mean an Employee selected by the Committee to participate in the Plan.

      "Performance Target" shall mean a goal which shall be equal to a desired level or levels for any Plan Year or Plan Years of any or a combination of the following criteria on an absolute or relative basis and, where applicable, measured before or after interest, depreciation, amortization, service fees, extraordinary items and/or special items: (i) pre-tax earnings;
(ii) operating earnings; (iii) after-tax earnings; (iv) return on investment;
(v) earned value added; (vi) earnings per share; (vii) revenues; (viii) cash flow or cash flow on investment; (ix) return on assets or return on net assets;
(x) return on capital; (xi) return on equity; (xii) return on sales; (xiii) operating margin; (xiv) total shareholder return or stock price appreciation; or
(xv) net income; in each case determined in accordance with generally accepted accounting principles (subject to modifications approved by the Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof.

      "Plan" shall mean this CIT Group Inc. Annual Bonus Plan, as it may be amended from time to time.

      "Retirement" for all Participants, irrespective of whether a Participant is eligible to participate in or is a "Member" in the CIT Group Inc. Retirement Plan effective January 1, 2001 (the "Retirement Plan") or whether a Participant's benefits are calculated pursuant to Article IV or Article V of the Retirement Plan, shall mean either (i) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (ii) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and
(B) having either (1) attained age 55, or (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service" and "Eligible Termination" shall have the meanings as defined in the Retirement Plan.

      "Shares" shall mean the shares of common stock of the Company.

3. Administration

      (a) The Plan shall be administered by the Committee.

      (b) Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions of the Plan, the Committee shall have full power and authority, in its sole discretion, to (a) select Participants from among all eligible Employees and determine the nature, amount, terms and conditions of Annual Incentive Awards in a manner consistent with the Plan; (b) make awards of Annual Incentive Awards to Participants; (c) construe and interpret the Plan and any agreement or instrument entered into under the Plan; (d) adopt, implement, amend, waive or rescind such rules and regulations as the Committee may deem appropriate for the proper administration or operation of the Plan; (e) subject to the provisions of Section 7, amend the terms and conditions of any outstanding Annual Incentive Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan; and (f) make all other determinations and take all other actions as may be necessary, appropriate or advisable for the administration or operation of the Plan. As permitted by law and to the extent permitted by Code Section 162(m), the Committee may delegate to any individual or committee its authority, or any part thereof, as it deems necessary, appropriate or advisable for proper administration or operation of the Plan.

      (c) The Committee shall adopt in writing each year, within 90 days of the beginning of such year, the applicable Performance Target that must be achieved in order to receive Annual Incentive Awards, under the Plan.

      (d) All determinations, interpretations, decisions or other actions made or taken by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding for all purposes and upon all persons, including without limitation the Company, its stockholders, Directors, Employees, Participants, and Participants' estates and beneficiaries.

4. Determination of Annual Incentive Awards

      (a) Subject to the provisions of the Plan, the Committee may grant Annual Incentive Awards to Participants at any time and from time to time in such amount and upon such terms and conditions as the Committee may determine. At the time that Performance Targets are established by the Committee for a Plan Year, the Committee shall establish an individual Annual Incentive Award opportunity for such Plan Year for each Participant or group of Participants. A Participant's individual Annual Incentive Award opportunity shall be based on the achievement of specified Performance Targets and may be expressed in dollars, as a percentage of base salary, or by formula.

      (b) The Committee shall determine the Annual Incentive Award, if any, subject to the attainment of the Performance Target and the maximum Annual Incentive Award limit specified in Section 5, payable to each Participant. As soon as practicable after the close of each Plan Year, the Committee shall determine with respect to each Participant whether and the extent to which any applicable Performance Targets were attained or exceeded. Notwithstanding any provision of the Plan to the contrary, the Committee, in its sole and absolute discretion, may decrease, but not increase, the Annual Incentive Awards paid to any Participant who is at such time a Covered Employee.

      (c) Annual Incentive Awards shall be payable to Participants at such time(s) in cash, in awards for Shares under the CIT Group Inc. Long-Term Equity Compensation Plan, as may be amended from time to time or under another equity or incentive plan of the Company, as the Committee shall determine, or some combination thereof.

      (d) Termination of Employment with the Company.

          (i) Subject to Section 4(d)(ii) hereto, if a Participant's employment with the Company is terminated prior to the payment by the Company of an Annual Incentive Award for any Plan Year, such Annual Incentive Award shall be forfeited and shall not be payable to the Participant.

          (ii) In the event of the Participant's death, Disability, Retirement or other termination of employment in the Plan Year, the Committee may grant and authorize payment of an Annual Incentive Award for such Plan Year to the Participant or, in the event of death, the Participant's beneficiary as designated under Section 6 hereto, in such amount as the Committee in its discretion deems appropriate.

      (e) No right to an Annual Incentive Award may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

5. Limitations with Respect to Bonuses

      The maximum aggregate payout with respect to Annual Incentive Awards granted in any one Plan Year to any one Covered Employee shall not exceed 3% of the consolidated pre-tax earnings of the Company for such Plan Year.

6. Designation of Beneficiary

      The beneficiary or beneficiaries of the Participant to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit shall be determined under the Company's Group Life Insurance Plan. A Participant under the Plan may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, including the beneficiary designated under the Company's Group Life Insurance Plan, and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant's lifetime. In the absence of a valid designation under the Company's Group Life Insurance Plan or otherwise, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from taking, the Participant's beneficiary shall be the Participant's estate.

 7. Amendment; Termination

      (a) Subject to Section 7(c), the Committee may at any time, and from time to time, in its sole discretion alter, amend, suspend or terminate the Plan in whole or in part for any reason or for no reason; provided, however, that no amendment or other action that requires stockholder approval in order for the Plan to continue to comply with applicable law shall be effective unless such amendment or other action shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon.

      (b) Subject to Sections 7(c) and 7(d), the Committee in its discretion may make adjustments to Performance Targets and Annual Incentive Awards in recognition of events that may materially affect the performance of the Company, including, but not limited to, (a) unusual or nonrecurring events or market conditions (including, without limitation, a change in the capitalization of the Company), (b) significant acquisitions or dispositions of assets or other property by the Company, (c) changes in accounting policies or practices and (d) changes in applicable laws or regulations, whenever and to whatever extent the Committee determines that such adjustments are appropriate.

      (c) No alteration, amendment, suspension or termination of the Plan shall adversely affect in any material way any Annual Incentive Award previously made under the Plan without the written consent of the affected Participant; provided, however, that the Committee may modify, without a Participant's consent, any Annual Incentive Award previously made to a Participant who is a foreign national or employed outside the United States to recognize differences in local law, tax policy or custom.

      (d) At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Annual Incentive Awards available under the Plan, the Committee may, subject to this Section 7, make any adjustments it deems appropriate.

8. Miscellaneous Provisions

      (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

      (b) Successors. All obligations of the Company under the Plan with respect to Annual Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

      (c) Arbitration. Any dispute, controversy or claim arising out of or relating to the Plan that cannot be resolved by the Participant on the one hand, and the Company on the other, shall be submitted to arbitration in the state of New Jersey under the National Rules for the Resolution of Employment Disputes of the American Arbitration Association; provided that any such submission by the Participant must be made within two years of the date of the events giving rise to such dispute, controversy or claim. The determination of the arbitrator shall be conclusive and binding on the Company and the Participant, and judgment may be entered on the arbitrator's award in any court having jurisdiction. The expenses of such arbitration shall be borne by the Company; provided, however, that each party shall bear its own legal expenses unless the Participant is the prevailing party, in which case the Company shall promptly reimburse the Participant for the reasonable legal fees and expenses incurred by the Participant in connection with such contest or dispute (excluding any fees payable pursuant to a contingency fee arrangement).

      (d) Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      (e) Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      (f) Requirements of Law. The granting of Annual Incentive Awards and the issuance of any Shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      (g) Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      (h) Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of New Jersey.

      (i) Special Compensation. Except as otherwise required by law or as specifically provided in any plan or program maintained by the Company, no payment under the Plan shall be included or taken into account in determining any benefit under any pension, thrift, profit sharing, group insurance, or other benefit plan maintained by the Company.

      (j) Incompetent Payee. If the Committee shall find that any individual to whom any amount is payable under the Plan is found by a court of competent jurisdiction to be unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then the payment due to him or her or to his or her estate (unless a prior claim thereof has been made by a duly appointed legal representative) may, if the Committee so elects, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such individual, or any other individual deemed by the Committee to be a proper recipient on behalf of such individual otherwise entitled to payment. Any such payment shall constitute a complete discharge of all liability of the Plan thereof.

      (k) Plan Not an Employment Contract. This Plan is not nor shall anything contained herein be deemed to give any Employee or other individual any right to be retained in his or her employer's employ or to in any way limit or restrict his or her employer's right or power to discharge any Employee or other individual at any time and to treat such Employee without any regard to the effect which such treatment might have upon him as a Participant of the Plan.

9. Effective Date

      The Plan shall be effective as of February 25, 2003.

                                                                         Annex E

                                 CIT Group Inc.

                          Employee Stock Purchase Plan

      The following constitute the provisions of the CIT Group Inc. Employee Stock Purchase Plan of the CIT Group Inc., a Delaware corporation.

Section 1  Purpose.

      The purpose of the Plan is to provide employees of the Company and its Participating Subsidiaries with an opportunity to purchase shares of Common Stock of the Company through payroll deductions. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

Section 2  Definitions.

      2.1. "Account" shall mean the account established for each Participant under the Plan.

      2.2. "Base Salary" shall mean an Employee's salary or wages for each pay period during any Offering Period as determined from the payroll records of the Company.

      2.3. "Board" shall mean the Board of Directors of the Company.

      2.4. "Broker" shall mean the brokerage firm designated in Section 9.

      2.5. "Closing Date" shall mean the last business day of each Offering Period.

      2.6. "Code" shall mean the Internal Revenue Code of 1986, as amended.

      2.7. "Committee" shall mean the Employee Benefits Committee of the Company.

      2.8. "Common Stock" shall mean the common stock of the Company.

      2.9. "Company" shall mean the CIT Group Inc., a Delaware corporation, and its successors.

      2.10. "Employee" shall mean any person who is customarily employed for at least twenty (20) hours per week by the Company or a Participating Subsidiary.

      2.11. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      2.12. "Fair Market Value" shall mean on any day, with respect to Common Stock of the Company which is (a) listed on a United States securities exchange, the last sales price of such stock on such day on the New York Stock Exchange ("NYSE"), or if the Common Stock is not then listed on the NYSE, the largest United States securities exchange on which such stock shall have traded on such day, or if such day is not a day on which a United States securities exchange is open for trading, on the immediately preceding day on which such securities exchange was open, (b) not listed on a United States securities exchange but is included in The NASDAQ Stock Market System (including The NASDAQ National Market), the last sales price on such system of such stock on such day, or if such day is not a trading day, on the immediately preceding trading day, or (c) neither listed on a United States securities exchange nor included in The NASDAQ Stock Market System, the fair market value of such stock as determined from time to time by the Board in good faith in its sole discretion.

      2.13. "Offering Date" shall mean the first business day of each Offering Period.

      2.14. "Offering Period" shall mean each three (3) month period when Options for shares of Common Stock are offered by the Company, as described in
Section 4 hereof.

      2.15. "Option" shall mean the right of a Participant to purchase shares of Common Stock of the Company under the Plan.

      2.16. "Participant" shall mean an Employee of the Company or Participating Subsidiary who is enrolled in the Plan in accordance with Section 3 hereof.

      2.17. "Participating Subsidiary" shall mean any Subsidiary that the Company has deemed eligible to participate in the Plan from time to time.

      2.18. "Plan" shall mean the CIT Group Inc. Employee Stock Purchase Plan.

      2.19. "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

Section 3. Eligibility.

      3.1. Initial Eligibility. As soon as administratively possible, any Employee who shall be employed by the Company or a Participating Subsidiary shall be eligible to participate in the Plan as of the date of the first Offering Period following the Employee's commencement of employment with the Company or a Participating Subsidiary.

      3.2. Limit on Options. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option under the Plan (i) if, immediately after the grant, such Employee would own shares of Common Stock or hold outstanding options to purchase shares of Common Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary of the Company, or (ii) which causes him or her to purchase shares of Common Stock under all employee stock purchase plans of the Company and its Subsidiaries which have a Fair Market Value which exceeds Twenty-Five Thousand Dollars ($25,000) (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

      Section 4. Offering Dates. The Plan shall be implemented by one offering during each calendar quarter period, beginning on the Effective Date (as defined below) and continuing until terminated in accordance with Section 21 hereof. The Offering Periods shall be as follows:

                     January 1 - March 31

                     April 1 - June 30

                     July 1 - September 30

                     October 1 - December 31

      The Committee shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

      Section 5. Participation. An eligible Employee may become a Participant in the Plan by authorizing payroll deductions in such form or manner as the Company may prescribe prior to the applicable Offering Date. Once authorized, such authorization for payroll deductions shall commence on the first Offering Date as soon as administratively feasible after authorization is effected and shall remain effective for all subsequent Offering Periods until the Participant withdraws from the Plan as provided in Section 11 hereof or, subject to Section 6 hereof, authorizes a change in the amount of his or her payroll deductions.

Section 6. Payroll Deductions.

      6.1. Election of Deduction Percentage. At the time a Participant authorizes payroll deductions, he or she shall elect to have payroll deductions made on each payday during subsequent Offering Periods at a rate between one percent (1%) and ten percent (10%) of Base Salary (such percentage representing a whole number percentage).

      6.2. No Additional Payments. All payroll deductions made by a Participant shall be credited to his or her Account under the Plan. A Participant may not make any additional payments into such Account.

      6.3. Changes in Deduction Percentage. A Participant may increase or decrease his or her rate of payroll deductions (within the limitations set forth in Section 6.1 hereof) to be effective as soon as administratively feasible during the next Offering Period by authorizing a new rate of payroll deductions.

      6.4. Requirement of Continuation of Deductions. A Participant must continue payroll deductions for the duration of the Offering Period in order to exercise an Option in accordance with Section 8 hereof. In the event that a Participant does not continue payroll deductions for the entire Offering Period, such Participant shall be treated as withdrawing from such Offering Period in accordance with Section 11.1 hereof.

Section 7. Grant of Option.

      7.1. Number of Option Shares. On each Offering Date, each eligible Employee participating in the Plan shall be granted an Option to purchase (at the per share Option price) up to a number of shares of the Company's Common Stock determined by dividing the Employee's payroll deductions to be accumulated during the Offering Period (not to exceed an amount equal to ten percent (10%) of his or her Base Salary during the applicable Offering Period) by the Option price, determined in accordance with this Section 7.

      7.2. Option Price Per Share. The Option price per share of such shares of Common Stock shall be the lesser of (i) eighty- five percent (85%) of the Fair Market Value of a share of Common Stock of the Company on the Offering Date or
(ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock of the Company on the Closing Date.

      Section 8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 11 hereof, his or her Option for the purchase of shares of Common Stock will be exercised automatically on the Closing Date, and the maximum number of whole shares (and fractional shares if fractional share transactions may then be effectuated under the Plan) of Common Stock subject to the Option will be purchased for him or her at the applicable Option price with the accumulated payroll deductions in his or her Account. During his or her lifetime, a Participant's Option to purchase shares of Common Stock hereunder is exercisable only by him or her.

      Section 9. Designation of Broker and Participant's Account with Broker. The Company has designated a registered broker-dealer and its affiliates to open and maintain an Account for each Participant. The Company reserves the right to change such designation at any time by action of the Committee without prior notice to Participants, and the Broker has reserved the right to terminate its services as Broker under the Plan at any time. The Broker shall deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other materials distributed by the Company to its shareholders. The whole and fractional shares in each Participant's Account shall be voted in accordance with the Participant's signed proxy instructions duly delivered to the Broker by mail or otherwise, in accordance with the rules applicable to stock listed on the New York Stock Exchange.

      Section 10. Delivery of Certificates. A Participant may request, in accordance with Section 22 hereof, that the Company arrange for the delivery of a certificate representing the number of whole shares of Common Stock of the Company purchased upon exercise of the Participant's Option as promptly as practicable after each Closing Date. A Participant may not require delivery for a fractional share, but may instruct the Broker to sell the fractional share. In connection with the delivery of certificates to a Participant, the Committee may, in its sole discretion, impose a reasonable charge.

Section 11. Withdrawal; Termination of Employment.

      11.1. Withdrawals from Account. A Participant may withdraw all but not less than all the payroll deductions credited to his or her Account under the Plan at any time prior to the Closing Date by giving notice to the Committee in such form or manner as the Committee may prescribe. All of the Participant's payroll deductions credited to his or her Account will be paid to him or her as soon as administratively possible after receipt of his or her notice of withdrawal and his or her Option for the current Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares of Common Stock will be made during such Offering Period.

      11.2. Termination of Employment. Upon termination of the Participant's employment prior to the Closing Date for any reason, including retirement or death, the payroll deductions credited to his or her Account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 16 hereof, as soon as administratively possible, and his or her Option will be automatically terminated.

      11.3. Reduction of Hours. In the event an Employee fails to remain in the continuous employ of the Company or a Participating Subsidiary for at least twenty (20) hours per week during the Offering Period in which the Employee is a Participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her Account will be returned to him or her as soon as administratively possible and his or her Option will be terminated.

      11.4. Eligibility After Withdrawal. A Participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company. However, in such a case, the Participant must authorize the resumption of payroll deductions and the rate of such payroll deductions.

      Section 12. No Interest. No interest shall accrue on the payroll deductions held in the Account of a Participant in the Plan.

Section 13. Stock.

      13.1. Shares Subject to Plan. The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be one million (1,000,000), subject to adjustment upon changes in capitalization of the Company as provided in Section 20 hereof. The shares of Common Stock to be sold to Participants under the Plan may, at the election of the Company, be either treasury shares, authorized but unissued shares or publicly traded shares. If at the termination of any Offering Period the total number of shares of Common Stock which would otherwise be subject to Options granted pursuant to Section
7.1 hereof exceeds the number of shares of Common Stock then available under the Plan (after deduction of all shares of Common Stock for which Options have been exercised or are then outstanding), the Company shall promptly notify the Participants, and shall, in its sole discretion (i) make a pro rata allocation of the shares of Common Stock remaining available for Option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable, (ii) terminate the Offering Period without issuance of any shares of Common Stock or
(iii) obtain shareholder approval for an increase in the number of shares of Common Stock authorized under the Plan such that all Options could be exercised in full. The Company may delay determining which of (i), (ii) or (iii) above it shall decide to effect, and may accordingly delay issuances of any shares of Common Stock under the Plan for such time as is necessary to attempt to obtain shareholder approval for any increase in shares of Common Stock authorized under the Plan. The Company shall promptly notify Participants of its determination to effect (i), (ii) or (iii) above upon making such decision. A Participant may withdraw all but not less than all the payroll deductions credited to his or her Account under the Plan at any time prior to such notification from the Company. In the event the Company determines to effect (i) or (ii) above, it shall promptly upon such determination return to each Participant all payroll deductions not applied towards the purchase of shares of Common Stock.

      13.2. Rights in Stock before Exercise. The Participant will have no interest or voting right in shares of Common Stock covered by his or her Option until such Option has been exercised.

      13.3. Registration of Stock upon Exercise. Shares of Common Stock to be delivered to a Participant under the Plan shall be registered in the name of the Participant.

      Section 14. Dividends. Cash dividends for shares of Common Stock in Participants' Accounts under the Plan shall not be distributed to Participants directly, but shall be automatically invested in shares of Common Stock at the full Fair Market Value on the date of such investment as soon as administratively possible after such dividends are paid by the Company. Such shares of Common Stock will be held in Accounts under the Plan.

      Section 15. Administration. The Plan shall be administered by the Committee. The administration, interpretation or application of the Plan by the Committee shall be final, conclusive and binding upon all Participants.

      Section 16. Designation of Beneficiary. The beneficiary or beneficiaries of the Participant to receive any shares of Common Stock and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death prior to delivery to him or her of such shares of Common Stock and cash shall be determined under the Company's Group Life Insurance Plan. A Participant under the Plan may, from time to time, name any beneficiary or beneficiaries to receive any shares of Common Stock and cash, if any, from the Participant's Account under the Plan. Each such designation shall revoke all prior designations by the same Participant, including the beneficiary designated under the Company's Group Life Insurance Plan, and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant's lifetime.

      Section 17. Transferability. Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 16 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11 hereof.

      Section 18. No Segregation of Funds. The Company shall not be obligated to segregate payroll deductions received or held by the Company under the Plan. Such payroll deductions shall be used to purchase shares of Common Stock under the Plan in accordance with Section 8 hereof.

      Section 19. Reports. Individual Accounts will be maintained for each Participant in the Plan. Statements of Account will be given to Participants within a reasonable period of time following each Closing Date.

      Section 20. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each Option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under Option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each Option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board or the Compensation and Governance Committee of the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into or exercisable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

      The Board or the Compensation and Governance Committee of the Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding Option under the Plan, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

Section 21. Amendment and Termination of the Plan.

      21.1. Amendment and Termination. The Committee may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any Option theretofore granted without his or her consent.

      21.2. Shareholder Approval of Amendments. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Exchange Act or with Section 423 of the Code (or any successor statute or rule or other applicable law, rule or regulation), such shareholder approval to be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

      21.3. Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted hereunder and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

      Section 22. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. All notices or other communications to a Participant by the Company shall be deemed to have been duly given when sent by the Company by regular mail to the address of the Participant on the human resources records of the Company.

      Section 23. Conditions Upon Issuance of Shares of Common Stock. Shares of Common Stock shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares of Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      Section 24. Plan Not an Employment Contract. This Plan is not nor shall anything contained herein be deemed to give any Employee or other individual any right to be retained in his or her employer's employ or to in any way limit or restrict his or her employer's right or power to discharge any Employee or other individual at any time and to treat such Employee without any regard to the effect which such treatment might have upon him as a Participant of the Plan.

      Section 25. Arbitration. Any dispute, controversy or claim arising out of or relating to the Plan that cannot be resolved by the Participant on the one hand, and the Company on the other, shall be submitted to arbitration in the state of New Jersey under the National Rules for the Resolution of Employment Disputes of the American Arbitration Association; provided that any such submission by the Participant must be made within two years of the date of the events giving rise to such dispute, controversy or claim. The determination of the arbitrator shall be conclusive and binding on the Company and the Participant, and judgment may be entered on the arbitrator's award in any court having jurisdiction. The expenses of such arbitration shall be borne by the Company; provided, however, that each party shall bear its own legal expenses unless the Participant is the prevailing party, in which case the Company shall promptly reimburse the Participant for the reasonable legal fees and expenses incurred by the Participant in connection with such contest or dispute (excluding any fees payable pursuant to a contingency fee arrangement).

Section 26. Legal Construction.

      26.1. Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of New Jersey.

      26.2. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

      26.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      29.4. Requirement of Law. The operation of the Plan and the payment of benefits under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals as may be required.

      Section 27. Effective Date and Approval of Plan by Shareholders. The Plan shall become effective on the first day of the first Offering Period beginning as soon as administratively practicable after the Company commences the public sale of Common Stock (the "Effective Date"), subject however, to receipt of approval of the Plan by shareholders of the Company in accordance with Section 423(b)(2) of the Code.

                                 CIT GROUP INC.
   Proxy solicited by the Board of Directors for use at the Annual Meeting of
                Stockholders of CIT Group Inc. on May 28, 2003.

      The undersigned  stockholder appoints each of Eric S. Mandelbaum and James
P. Shanahan attorney and proxy, with full power of substitution, on behalf of the undersigned and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of CIT Group Inc. that the undersigned would be entitled to vote at the above Annual Meeting and any adjournment thereof. The shares represented by this Proxy will be voted as instructed by you and in the discretion of the proxies on all other matters. If not otherwise specified, shares will be voted in accordance with the recommendations of the Directors.

                 (Continued, and to be signed on reverse side)

[     ]

The Board of Directors Recommends a Vote for Items 1, 2, 3, 4, 5, and 6.

1. Election of Directors

FOR       [X]    WITHHOLD        [X]    *Exceptions   [X]
all nominees     AUTHORITY
listed below     to vote for all
                 nominees listed
                 below

Nominees: Albert R. Gamper, Jr., John S. Chen, William A. Farlinger, Hon. Thomas
H. Kean, Edward J. Kelly, III, Marianne Miller Parrs, Peter J. Tobin, Lois M. Van Deusen

(Instructions: To withhold authority to vote for one or more individual nominees, mark the "Exceptions" box and write the names of such nominee(s) in the space provided below.)

____________________________________________________________________ *Exceptions

2. Ratification of PricewaterhouseCoopers   For [X]  Against [X]  Abstain [X}
   LLP as Independent Accountants.

3. To approve the Long-Term Equity          For [X]  Against [X]  Abstain [X}
   Compensation Plan.

4. To approve the Annual Bonus Plan.        For [X]  Against [X]  Abstain [X}

5. To approve the Employee Stock            For [X]  Against [X]  Abstain [X}
   Purchase Plan.

6. To transact such other business          For [X]  Against [X]  Abstain [X}
   that may come before the meeting.

Will Attend Meeting  Yes [X]   No [X]

Change of Address and or Comments Mark Here  [X]

Voting by Mail: If you wish to vote by mailing this proxy, please sign your name exactly as it appears on this proxy and mark, date and return it in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or as an authorized person on behalf of a corporation or partnership, please give your full title as such.

Dated _____________________________, 2003

_________________________________________
Signature

_________________________________________
Signature

Votes must be indicated   [X]
in Black or Blue ink.

(Please sign, date and return this proxy in the enclosed postage paid envelope.)

(Continued from other side)